EXHIBIT 2

(A free translation of the original in Portuguese)

GERDAU S.A.
REPORT OF INDEPENDENT ACCOUNTANTS ON THE
LIMITED REVIEW OF QUARTERLY INFORMATION (ITR)
MARCH 31, 2003

(A free translation of the original in Portuguese)

REPORT OF INDEPENDENT ACCOUNTANTS
ON THE LIMITED REVIEW

April 25, 2003

To the Board of Directors and Shareholders
Gerdau S.A.

1 We have performed a limited review of the quarterly information (ITR) of Gerdau S.A. and of Gerdau S.A. and its subsidiary companies as of and for the quarter ended March 31, 2003. This quarterly information is the responsibility of the Company's management.

2 Our review was conducted in accordance with specific standards established by the Institute of Independent Auditors of Brazil (IBRACON) in conjunction with the Federal Accounting Council (CFC) and consisted primarily of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas of the companies as to the main criteria adopted in the preparation of the quarterly information, and (b) review of the significant information and of the subsequent events which have or could have significant effects on the financial position and operations of the company.

3 Based on our limited review, we are not aware of any significant change that should be made to the quarterly information for it to be in accordance with accounting practices adopted in Brazil for the preparation of quarterly information and the standards established by the Brazilian Securities Commission (CVM).

April 25, 2003
Gerdau S.A.


4 Our review was conducted with the purpose of issuing a report on the Quarterly Information (ITR) referred to in the first paragraph, taken as a whole. The statement of cash flow is being presented to provide supplementary information on the Company; it is not required as an integral part of the Quarterly Information (ITR). The statement of cash flow was submitted to the review procedures described in the second paragraph and, based on our review, we are not aware of any significant change that should be made for it to be fairly presented, in all material respects, in relation to the Quarterly Information (ITR), taken as a whole.

5 The quarterly information (ITR) also presents accounting information for the year ended December 31, 2002. We examined this information on its preparation, in connection with the audit of the financial statements then ended. Our unqualified opinion on this information was issued on February 18, 2003.

6 The quarterly information (ITR) also presents accounting information for the quarter ended March 31, 2002, which was reviewed by other independent accountants, in connection with the limited review of the quarterly information. An unqualified report was issued by the other independent accountants on April 15, 2002.

PricewaterhouseCoopers
Auditores Independentes
CRC 2SP000160/O-5 "F" RS


Carlos Alberto de Sousa
Partner
Contador CRC 1RJ056561/S-7 "S" RS

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION (ITR)                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES

REGISTRATION WITH CVM DOES NOT IMPLY ANY APPROVAL OF THE COMPANY. THE ACCURACY OF THE INFORMATION IS THE RESPONSIBILITY OF COMPANY MANAGEMENT.

01.01  -  IDENTIFICATION


1  -  CVM CODE       2  -  COMPANY NAME                 3  -  General Taxpayers' Registration (CNPJ)
00398-0              Gerdau S.A.                        33.611.500/0001-19

4  - Register Inscription Number - NIRE

33300032266

01.02 - HEAD OFFICE

1 - FULL ADDRESS                          2 - SUBURB OR DISTRICT
Av. Joao XXXIII, 6777                     Sta. Cruz

3 - ZIP CODE                              4 - MUNICIPALITY                                            5 - STATE
23568-900                                 Rio de Janeiro                                              RJ

6 - AREA CODE                             7 - TELEPHONE                      8 - TELEPHONE            9 - TELEPHONE      10 - TELEX
021                                       2414-6000                          -                        -

11- AREA CODE                             12 - FAX                           13 - FAX                 14 - FAX
021                                       2414-6243                          -                        -

15 - E-MAIL

Inform@gerdau.com.br

01.03 - INVESTOR RELATIONS OFFICER (Company Mail Address)
1 - NAME                               2 - ADDRESS
Osvaldo Burgos Schirmer                Av. Farrapos, 1811

3 - SUBURB OR DISTRICT                 4 - ZIP CODE                        5 - MUNICIPALITY                    6 - STATE
Floresta                               90220-005                           Porto Alegre                        RS

6 - AREA CODE                             7 - TELEPHONE                      8 - TELEPHONE            9 - TELEPHONE      10 - TELEX
051                                       3323-2000                          -                        -
11- AREA CODE                             12 - FAX                           13 - FAX                 14 - FAX
051                                       3323-2281                          -                        -
15 - E-MAIL
inform@gerdau.com.br

01.04 - GENERAL INFORMATION / INDEPENDENT ACCOUNTANTS
            CURRENT YEAR                             CURRENT QUARTER                               PRIOR QUARTER
1-BEGINNING       2-END               3-NUMBER       4-BEGINNING       5-END        6-NUMBER       7-BEGINNING        8-END
1/1/2003          12/31/2003                1        1/1/2003          3/31/2003          4        10/1/2002          12/31/2002

9 - NAME OF INDEPENDENT ACCOUNTANTS                                                                          10 - CODE CVM
PricewaterhouseCoopers Auditores Independentes                                                               00287-9

11 - NAME OF RESPONSIBLE ACCOUNTANT                                                                          12 - TAXPAYER ID NO. OF
                                                                                                             RESP. ACCOUNTANT
Carlos Alberto de Souza                                                                                      724.687.697-91


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


01.05 - CAPITAL COMPOSITION
                NUMBER              1 - CURRENT QUARTER                  2 - PRIOR QUARTER               3 - SAME QUARTER
             (THOUSANDS)                 3/31/2003                          12/31/2002                      PRIOR YEAR
                                                                                                            3/31/2002
Subscribed Capital

1 - Common                                  39,590,942                          39,590,942                 39,382,020
2 - Preferred                               74,527,529                          74,527,529                 74,109,686
3 - Total                                  114,118,471                         114,118,471                113,491,706
Treasury Stock
4 - Common                                           0                                   0                          0
5 - Preferred                                        0                                   0                          0
6 - Total                                            0                                   0                          0


01.06 - CHARACTERISTICS OF THE COMPANY
1 - TYPE OF COMPANY
Commercial, Industrial and Other

2 - SITUATION

Operating 3 - SHARE CONTROL NATURE Private National 4 - ACTIVITY CODE 1140200 -
Siderurgy 5 - MAIN ACTIVITY Siderurgy 6 - CONSOLIDATION TYPE Total

7 - TYPE OF REPORT OF INDEPENDENT ACCOUNTANTS
Unqualified

01.07 - COMPANIES EXCLUDED FROM THE CONSOLIDATED FINANCIAL STATEMENTS
1-ITEM      2- CNPJ                  3-NAME

01.08 - DIVIDENDS APPROVED AND/OR PAID DURING AND AFTER THE QUARTER


1- ITEM           2 - EVENT           3 - DATE       4 - TYPE                       5 - DATE OF    6 - TYPE OF        7 - EARNINGS
                                      APPROVED                                      PAYMENT        SHARE              PER SHARE

01                RCA                 12/30/2002     Interest on capital            2/18/2003      ON                 0.0016300000

02                RCA                 12/30/2002     Interest on capital            2/18/2003      PN                 0.0016300000

03                RCA                 3/31/2003      Interest on capital            5/15/2003      ON                 0.0006500000

04                RCA                 3/31/2003      Interest on capital            5/15/2003      PN                 0.0006500000


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


01.09 - SUBSCRIBED CAPITAL AND ALTERATIONS DURING THE QUARTER


1- ITEM        2 - DATE OF     3 - Subscribed         4 - CHANGE         5 - NATURE    6 - NUMBER OF      7 - SHARE PRICE
               CHANGE          Capital                AMOUNT             OF CHANGE     SHARES ISSUED      ON ISSUE DATE

                               (Thousands of reais)   (Thousands of reais )              (Thousand)           (Reais)


01.10 - INVESTOR RELATIONS OFFICER
1 - DATE                             2 - SIGNATURE
4/29/2003


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


02.01 - Balance Sheet - Assets (R$ thousand)


1 - CODE        2 - DESCRIPTION                                               3 - 3/31/2003           4 - 12/31/2002

1               Total assets                                                     7,972,479               7,806,739
1.01            Current assets                                                   1,647,924               1,573,867
1.01.01         Available funds                                                     71,665                  38,593
1.01.02         Credits                                                            747,712                 829,695
1.01.02.01      Trade accounts receivable                                          632,831                 476,157
1.01.02.03      Tax credits                                                         39,589                  26,451
1.01.02.05      Marketable securities                                               75,292                 327,087
1.01.03         Inventories                                                        768,377                 619,693
1.01.03.01      Finished products                                                  266,570                 214,574
1.01.03.02      Work in process                                                    162,632                 128,453
1.01.03.03      Raw materials                                                      210,093                 158,806
1.01.03.04      Warehouse materials                                                 98,702                  94,419
1.01.03.05      Advances to suppliers                                               30,380                  23,441
1.01.04         Other                                                               60,170                  85,886
1.01.04.01      Other accounts receivable                                           58,467                  65,037
1.01.04.02      Deferred income tax and social contribution                          1,703                  20,849
1.02            Long-term receivables                                              150,254                 141,748
1.02.01         Sundry credits                                                       8,908                   8,908
1.02.01.01      Eletrobras loans                                                     8,908                   8,908
1.02.02         Receivables from related companies                                   7,742                   8,825
1.02.02.01      Associated companies                                                 7,742                   8,825
1.02.02.02      Subsidiary companies                                                     0                       0
1.02.02.03      Other                                                                    0                       0
1.02.03         Other                                                              133,604                 124,015
1.02.03.01      Judicial deposits and other                                         57,839                  56,657
1.02.03.02      Credits by swap transactions                                        45,965                  38,647
1.02.03.03      Deferred income tax and social contribution                         29,800                  28,711
1.03            Permanent assets                                                 6,174,301               6,091,124
1.03.01         Investments                                                      4,470,512               4,410,913
1.03.01.01      In associated companies                                                  0                       0
1.03.01.02      In subsidiary companies                                          4,453,265               4,393,633
1.03.01.03      Other                                                               17,247                  17,280
1.03.02         Fixed assets                                                     1,696,266               1,672,543
1.03.02.01      Land, buildings and constructions                                  703,537                 684,539
1.03.02.02      Machinery, equipment and installations                           2,061,866               2,024,668
1.03.02.03      Furniture and fixtures                                              34,978                  34,658
1.03.02.04      Vehicles                                                            20,692                  20,185
1.03.02.05      Electronic data equipment                                          168,138                 158,984
1.03.02.06      Construction in progress                                           225,610                 226,371
1.03.02.07      Forestation/reforestation                                          115,079                 111,259
1.03.02.08      Accumulated depreciation                                       (1,633,634)             (1,588,121)
1.03.03         Deferred charges                                                     7,523                   7,668



(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


02.02 - BALANCE SHEET - LIABILITIES AND SHAREHOLDERS' EQUITY (R$ THOUSAND)


1 - CODE        2 - DESCRIPTION                                    3 - 3/31/2003            4 - 12/31/2002

2               Total liabilities and shareholders' equity                    7,972,479                7,806,739
2.01            Current liabilities                                           1,781,747                1,728,521
2.01.01         Financings                                                    1,353,806                1,237,464
2.01.02         Debentures                                                            0                        0
2.01.03         Suppliers                                                       152,953                  148,328
2.01.04         Taxes, charges and contributions                                140,928                  110,111
2.01.05         Dividends payable                                                65,058                  163,135
2.01.06         Provisions                                                            0                        0
2.01.07         Payables to related companies                                         0                        0
2.01.08         Other                                                            69,002                   69,483
2.01.08.01      Salaries payable                                                 32,137                   41,231
2.01.08.02      Other payables                                                   30,383                   28,252
2.01.08.03      Deferred income tax and social contribution                       6,482                        0
2.02            Long-term liabilities                                         2,709,415                2,784,992
2.02.01         Financings                                                      978,023                1,032,164
2.02.01.01      Local financing                                                 330,018                  347,915
2.02.01.02      Foreign financing                                               648,005                  684,249
2.02.02         Debentures                                                      568,559                  539,922
2.02.03         Provisions                                                            0                        0
2.02.04         Payables to related companies                                 1,006,522               1,048,425
2.02.05         Other                                                           156,311                  164,481
2.02.05.01      Provision for contingencies                                      98,760                   95,530
2.02.05.02      Deferred income tax and social contribution                      28,864                   35,835
2.02.05.03      Other payables                                                   20,893                   23,427
2.02.05.04      Benefits to employees                                             7,794                    9,689
2.03            Deferred income                                                       0                        0
2.05            Shareholders' equity                                          3,481,317                3,293,226
2.05.01         Paid-up capital                                               1,335,120                1,335,120
2.05.02         Capital reserves                                                326,734                  310,368
2.05.02.01      Capital restatement                                                   0                        0
2.05.02.02      Investment subsidies                                            292,972                  276,606
2.05.02.03      Special reserve - Law 8200/91                                    21,487                   21,487
2.05.02.04      Other                                                            12,275                   12,275
2.05.03         Revaluation reserves                                                  0                        0
2.05.03.01      Own assets                                                            0                        0
2.05.03.02      Associated/subsidiary companies' assets                               0                        0
2.05.04         Revenue reserves                                              1,647,738                1,647,738
2.05.04.01      Legal                                                           127,569                  127,569
2.05.04.02      Statutory                                                     1,520,169                1,520,169
2.05.04.03      Contingencies                                                         0                        0
2.05.04.04      Unrealized profits                                                    0                        0
2.05.04.05      Retention of profits                                                  0                        0
2.05.04.06      Special for undistributed dividends                                   0                        0
2.05.04.07      Other                                                                 0                        0
2.05.05         Retained earnings/accumulated losses                            171,725                        0


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


03.01 - STATEMENT OF INCOME (R$ THOUSAND)


Code            Description                                             - 1/1/2003    4 - 1/1/2003    5 - 1/1/2002    6 - 1/1/2002
                                                                      to 3/31/2003    to 3/31/2003    to 3/31/2002    to 3/31/2002

3.01            Gross sales and/or services                              1,526,932       1,526,932       1,036,166       1,036,166
3.02            Deductions                                                (313,684)       (313,684)       (227,788)       (227,788)
3.02.01         Taxes on sales                                            (273,851)       (273,851)       (200,577)       (200,577)
3.02.02         Freights and discounts                                     (39,833)        (39,833)        (27,211)        (27,211)
3.03            Net sales and/or services                                1,213,248       1,213,248         808,378         808,378
3.04            Cost of sales and/or services rendered                    (714,417)       (714,417)       (473,248)       (473,248)
3.05            Gross profit                                               498,831         498,831         335,130         335,130
3.06            Operating expenses/income                                 (173,602)       (173,602)       (191,265)       (191,265)
3.06.01         Selling                                                    (71,022)        (71,022)        (53,786)        (53,786)
3.06.02         General and administrative                                 (84,327)        (84,327)        (61,818)        (61,818)
3.06.03         Financial, net                                             (48,733)        (48,733)        (48,543)        (48,543)
3.06.03.01      Financial income                                            23,865          23,865          13,861          13,861
3.06.03.02      Financial expenses                                         (72,598)        (72,598)        (62,404)        (62,404)
3.06.04         Other operating income                                       1,638           1,638           2,081           2,081
3.06.05         Other operating expenses                                         0               0               0               0
3.06.06         Equity in the results of subsidiary companies               28,842          28,842        (29,199)        (29,199)
3.07            Operating profit                                           325,229         325,229         143,865         143,865
3.08            Non-operating results                                         (606)           (606)         (5,300)         (5,300)
3.08.01         Income                                                           0               0               0               0
3.08.02         Expenses                                                      (606)           (606)         (5,300)         (5,300)
3.09            Net income before taxation and participations              324,623         324,623         138,565         138,565
3.10            Provision for income tax and social contribution           (56,618)        (56,618)        (29,217)        (29,217)
3.11            Deferred income tax                                        (17,566)        (17,566)           2,179           2,179
3.12            Statutory participations and contributions                  (4,538)         (4,538)              0               0
3.12.01         Participations                                              (4,538)         (4,538)              0               0
3.12.02         Contributions                                                    0               0               0               0
3.13            Reversal of interest on capital                                  0               0               0               0
3.15            Net income/loss for the period                              245,901        245,901         111,527         111,527
                Number of shares (thousand), excluding treasury stock   114,118,471    114,118,471     113,491,706     113,491,706
                Net income per share                                        0.00215        0.00215          0.0098          0.0098
                Loss per share


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


04.01 - NOTES TO THE QUARTERLY INFORMATION


NOTE 1 -PRESENTATION OF THE FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting practices adopted in Brazil and in compliance with the rules and standards of the Brazilian Securities Commission (CVM), which, as from the effectiveness of Law 9249/95, do not prescribe the recognition of inflationary effects which, up to December 31, 1995, were recognized based on official indices.

NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

a) Available funds and financial investments are recorded at cost plus income accrued up to the balance sheet date, applying the rates agreed with the financial institutions.

b) Allowance for doubtful accounts is calculated based on the risk rating of receivables, which takes into consideration historical losses, individual situation of customers, and the evaluation of legal advisors and is considered sufficient to cover possible losses on receivables.

c) Inventories are stated at the lower of market value and average production or purchase cost.

d) Investments in subsidiaries are accounted for using the equity method. The result of the equity pick-up is recorded in an operating results account.

e) Fixed assets are recorded at cost, net of depreciation. Depreciation is calculated on the straight-line basis at rates that take into consideration the estimated useful lives of assets. Interest on financings used to finance construction in progress is added to the cost of constructions.

f) Deferred charges: amortizations are calculated on the straight-line basis at rates determined based on the level of production of projects implemented in relation to installed capacities.

g) Financings - are stated at contraction values, plus accrued charges which include interest, monetary or exchange rate variations. Swap transactions, which are linked to financings contracts, are classified together with the operations that originated them.

h) Income tax and social contribution - current and deferred income tax and social contribution were calculated in conformity with effective legislation.

i) Other current and long-term liabilities - are recorded at known or estimated amounts plus accrued charges and monetary variations, when applicable.

j) Translation of foreign currency balances - the criterion for translation of balances of assets and liabilities of foreign currency transactions consist of the translation into local currency (R$) at the exchange rate in effect at the balance sheet date. (March 31, 2003 - US$ 1.00 = R$
      3.3531 and December 31, 2002 - US$ 1.00 = R$ 3.5333).

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO QUARTERLY INFORMATION


NOTE 3 - CONSOLIDATED FINANCIAL STATEMENTS

a) The consolidated financial statements at March 31, 2003 include the accounts of Gerdau S.A. and the following directly and indirectly controlled subsidiaries:

Florestal Itacambira S.A. (100%), Florestal Rio Largo Ltda. (100%), Itaguai Com. Imp. e Exp. Ltda. (100%), Seiva S.A. - Florestas e Industrias (96%), Armafer Servicos de Construcao Ltda. (100%), Prontofer Servicos de Construcao Ltda. (100%), Laminadora do Sul S.A. (100%), Siderurgica Riograndense S.A. (87%), Gerdau Participacoes Ltda. (100%), CEA Participacoes S.A. (99%), Gerdau Internacional Empreendimentos Ltda. - Grupo Gerdau (100%), Aco Minas Gerais S.A.
- Acominas (79%), Acominas Overseas Ltd. (79%), Aco Minas Com. Imp. Exp. S.A. (79%), Dona Francisca Energetica S.A. (52%), Gerdau Laisa S.A. (99%), Gerdau Aza S.A. (100%), Industria Del Aciero S.A.-Indac (100%), Gerdau Chile Inversiones Ltda. (100%), Aceros Cox S.A. (100%), Axol S.A. (100%), Sociedad Industrial Puntana S.A. - SIPSA (38%), Sipar Aceros S.A. (38%), Siderco S.A. (38%), Gerdau Ameristeel Cambridge Inc. (67%), Gerdau Ameristeel MRM Special Sections Inc. (67%), Gerdau MRM Holdings Inc. (67%), Gerdau USA Inc. (67%), AmeriSteel Bright Bar Inc. (67%), Gerdau AmeriSteel US Inc. (67%), Gerdau Ameristeel Perth Amboy Inc. (67%), Gerdau Ameristeel Sayreville Inc. (67%), Gallatin Steel Company (34%), Gerdau Ameristeel Corporation (67%), Gerdau Steel Inc. (100%), Aramac S.A. (100%), GTL Equity Investments Corp. (100%), GTL Financial Corp. (100%), Gerdau GTL Spain S.L. (100%), GTL Trade Finance Corp. (100%) e GTL Brasil Ltda. (100%).

b) Accounting practices used in preparing the consolidated financial statements which deserve note are as follows:

     i) Gerdau S.A. and its subsidiaries adopt consistent accounting practices to record operations and value their assets and liabilities. The financial statements of foreign companies are adjusted to reflect Brazilian accounting practices and translated using the exchange rate in effect on the balance sheet date;

     ii) Balance sheet accounts arising from transactions between consolidated companies have been eliminated;

     iii) Holdings of minority shareholders in subsidiaries are shown separately.

c) Consolidation comprises the jointly-owned subsidiary financial statements of Dona Francisca Energetica S.A., proportionally to the direct participation and the jointly-owned subsidiaries Sipar Aceros S.A. and Gallatin Steel Company, proportionally to the indirect participation of the parent company in their capital.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO QUARTERLY INFORMATION

     The balances of the main groups of assets, liabilities and the results of these companies are as follows:

                                                                                                                        SIPAR -
                                                             DONA FRANCISCA           GALLATIN STEEL                CONSOLIDATED
                                                                 3/31/2003                 3/31/2003                   3/31/2003
                                                             --------------           --------------                ------------
    Assets
    Current assets                                                   57,324                  286,405                      87,892
    Long-term receivables                                           187,005                        0                       1,827
    Permanent assets                                                198,851                  913,237                      34,926
                                                             --------------           --------------                ------------
    Total assets                                                    443,180                1,199,642                     124,645

    Liabilities
    Current                                                          31,626                  165,576                      65,892
    Long-term liabilities                                           432,677                  267,641                          77
    Shareholders' equity                                            (21,123)                 766,425                      58,676
                                                             --------------           --------------                ------------
    Total liabilities                                               443,180                1,199,642                     124,645
                                                             ==============           ==============                ============

                                                                                                                         SIPAR -
                                                             DONA FRANCISCA           GALLATIN STEEL                CONSOLIDATED
    Statement of Income                                           3/31/2003                3/31/2003                  3/31/2003
                                                             --------------           --------------                ------------
    Gross sales                                                       1,747                  343,508                      70,050
    Gross income deductions                                             (78)                  (4,748)                    (15,414)
                                                             --------------           --------------                ------------
    Net sales                                                         1,669                  338,760                      54,636
    Cost of sales                                                    (5,332)                (313,283)                    (40,489)
                                                             --------------           --------------                ------------
    Gross profit (loss)                                              (3,663)                  25,477                      14,147
    Selling expenses                                                      -                   (1,723)                     (1,197)
    General and administrative                                         (635)                  (9,975)                     (3,521)
    Financial results                                                (1,764)                  (6,770)                       4,631
    Other operating income (expenses)                                     -                        -                         104
                                                             --------------           --------------                ------------
    Operating profit                                                 (6,062)                   7,009                      14,164
    Non-operating results                                               168                        -                          10
    Provision for income tax and social contribution                      -                        -                      (4,906)
                                                             --------------           --------------                ------------
    Net profit (loss) for the year                                   (5,894)                   7,009                       9,268
                                                             ==============           ==============                ============


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


04.01 - NOTES TO THE QUARTERLY INFORMATION


D) The Company records goodwill and negative goodwill in its directly or indirectly controlled subsidiary companies which is being amortized as the assets that generated them are realized or based on projections of future results, as follows:


                                                                            AMORTIZATION
                                                                                term               Company           Consolidated
                                                                            ------------          --------           ------------
Goodwill in the investment account
    Balance at December 31, 2002                                                                    24,390              501,832
    (- ) Exchange rate variations                                                                        -              (16,903)
    (+) Goodwill for the quarter                                                                         -                7,343
    (- ) Amortized portion in the quarter                                     10 years                (610)              (7,485)
Balance at March 31, 2003 based on:                                                                 23,780              484,787
-  undervaluation of assets                                                                              -              353,057
-  expected future results                                                                          23,780              131,730

Goodwill in the fixed assets account
Balance at 12/31/2002                                                                                     -             320,654
    (- ) Exchange rate restatement                                                                        -             (12,969)
    (- ) Amortized portion in the quarter                                     10 years                    -              (9,646)
    Balance at March 31, 2003 ( undervaluation of assets)                                                 -             298,039

Negative goodwill in the fixed assets account
    Balance at December 31, 2002                                                                          -            (297,381)
    (- ) Amortized portion in the quarter                                     30 years                    -               4,298
    Balance at March 31, 2003 (overvaluation of assets)                                                   -            (293,083)



E) The balance of equity pick-up in the consolidated statement of income refers mainly to the effect of exchange rate valuation on foreign investments, which is not eliminated.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES


01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


NOTE 4 - INCOME TAX AND SOCIAL CONTRIBUTION

The effects of income tax and social contribution on the results present the following adjustments:

                                                                  COMPANY
                                                                 3/31/2003                               3/31/2002
                                             ------------------------------------------------------------------------------------
                                                                   SOCIAL                                   SOCIAL
                                             INCOME TAX      CONTRIBUTION         TOTAL   INCOME TAX     CONTRIBUTION       TOTAL
                                             ----------      ------------      --------   ----------    ------------      -------

Profit before taxes and after profit
   sharings                                    320,085           320,085        320,085      138,565          138,565     138,565
Nominal rates                                      25%                9%            34%          25%               9%         34%
Income tax and social
   contribution expense at  nominal rates      (80,021)          (28,808)      (108,829)     (34,641)         (12,471)    (47,112)
Adjustments of taxes related to:
 - equity in the results                         7,211             2,596          9,807        7,300            2,628       9,928
 - interest on capital                          18,546             6,677         25,223        8,766            3,156      11,922
Permanent differences (net)                       (236)             (149)          (385)      (1,074)            (702)     (1,776)
                                             ----------      ------------      --------   ----------    ------------      -------
Income tax and social
 Contribution on the results                   (54,500)          (19,684)       (74,184)     (19,649)          (7,389)    (27,038)
                                             =========       ===========       ========   ==========    =============     =======
                   Current                     (43,108)          (13,510)       (56,618)     (21,619)          (7,598)    (29,217)
                   Deferred                    (11,392)           (6,174)       (17,566)       1,970              209       2,179


                                                                  COMPANY
                                                                 3/31/2003                                3/31/2002
                                             ------------------------------------------------------------------------------------
                                                                   SOCIAL                                    SOCIAL
                                             INCOME TAX      CONTRIBUTION         TOTAL   INCOME TAX     CONTRIBUTION       TOTAL
                                             ----------      ------------      --------   ----------    ------------      -------

Profit before taxes                            347,229           347,229        347,229      150,984          150,984     150,984
Nominal rates                                      25%                9%            34%          25%               9%         34%
Expense of income tax and
   social contribution at nominal rates        (86,808)          (31,251)      (118,059)     (37,746)         (13,589)    (51,335)
Adjustments of taxes related to:
   Equity in the results                       (22,234)           (8,004)       (30,238)      (3,233)          (1,164)     (4,397)
   Interest on capital                          18,546             6,677         25,223        8,782            3,161      11,943
   Differences in rates of foreign
    Companies                                   36,312            10,607         46,919       (6,084)          (1,720)     (7,804)
Recovery, tax asset Acominas                    27,635            11,687         39,322        8,979            3,232      12,211
Permanent differences (net)                    (14,922)           (8,207)       (23,129)      10,233            3,513      13,746
                                             ---------       -----------       --------   ----------    -------------     -------
Income tax and
    contribution on the results                (41,471)          (18,491)       (59,962)     (19,069)          (6,567)    (25,636)
                                             =========       ===========       ========   ==========    =============     =======
                   Current                     (50,913)          (21,988)       (72,901)     (25,823)          (8,979)    (34,802)
                  Deferred                       9,442             3,497         12,939        6,754            2,412       9,166


(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


04.01 - NOTES TO THE QUARTERLY INFORMATION


Assets and liabilities of deferred income tax and social contribution were set up at nominal rates and present the following balances:


-------------------------------------------------------------------------------------------------------------
                                                                                                       ASSETS
                                                            Company                              Consolidated
                                      3/31/2003          12/31/2002           3/31/2003            12/31/2002
                                         Social              Social              Social                Social
                              Income    contri-    Income   contri-    Income   contri-    Income     contri-
                                 tax     bution       tax    bution       tax    bution       tax      bution
Tax loss                          119        --    11,742        --   221,153        --   209,175          --
Negative basis                     --       290        --     6,080        --    42,907        --      38,449
Provision for                  11,702     4,213    10,449     3,761    42,009    15,001    41,335      14,559
contingencies
Benefits to employees           1,948       701     2,422       872    45,620       701    46,094         872
Commissions/other               1,238       373     2,444       880    32,554       377    33,025         790
Amortized goodwill                153        55        --        --       153        55        --          --
Eletrobras losses               9,720       991     9,919       991     9,734       991    10,347         985

                               24,880     6,623    36,976    12,584   351,223    60,032   339,976      55,655
                              =======   =======  ========  ========   =======    ======   =======   =========
Current                         1,039       664    13,988     6,861   102,331    13,063   103,016      13,963
Long-term                      23,841     5,959    22,988     5,723   248,892    46,969   236,960      41,692


-------------------------------------------------------------------------------------------------------------
                                                                                                       ASSETS
                                                            Company                              Consolidated
                                      3/31/2003          12/31/2002           3/31/2003            12/31/2002
                                         Social              Social              Social                Social
                              Income    contri-    Income   contri-    Income   contri-    Income     contri-
                                 tax     bution       tax    bution       tax    bution       tax      bution

Accelerated depreciation       25,681     3,678    26,103     3,380   426,696     9,415   438,033       8,652
Amortized negative goodwill       857       309       857       309    51,809    15,156    49,323      13,958
Capital gain                    3,638     1,183     3,920     1,266     3,638     1,183     3,920       1,250
                               30,176     5,170    30,880     4,955   482,143    25,754   491,276      23,860
                              =======   =======  ========  ========   =======    ======   =======   =========
Current                         6,145       337        --        --    36,596       337    28,118          --
Long-term                      24,031     4,833    30,880     4,955   445,547    25,417   463,158      23,860



The tax credits recognized on tax losses and negative social contribution basis, both in the company and consolidated, are supported by projections of future taxable income adjusted to current values, based on technical feasibility studies. The subsidiary Acominas has a balance of tax losses of R$ 1,932,828 and negative social contribution basis to be offset of R$ 1,552,791, which are recognized up to the limit of its capacity of generating taxable income, calculated for the following three years. The assets relating to temporary differences, mainly on tax contingencies, were recognized according to their probability of realization, based on the assessment of our legal advisors, despite being subject to judicial decisions relating to injunctions that are difficult to forecast.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


The estimated recoverability of the assets is as follows:

                                        COMPANY                              CONSOLIDATED
                          --------------------------------------  -------------------------------------
                              3/31/2003          12/31/2002          3/31/2003          12/31/2002
                          -------------------  -----------------  ------------------ ------------------

2003                                  1,703             20,849             115,394            116,979
2004                                 13,971             13,791              87,388             76,306
2005                                  1,477              1,207              85,315             75,881
2006                                  5,140              5,095              33,887             54,901
2007                                  8,768              8,618              47,734             71,564
2008                                    444                  -              41,537                  -
                          -------------------  -----------------  ------------------ ------------------
                                     31,503             49,560             411,255            395,631


NOTE 5 - INVESTMENTS IN SUBSIDIARIES, ASSOCIATED AND RELATED COMPANIES

a)       INVESTMENT BALANCES

                                                                                                          COMPANY
                                  --------------------------------------------------------------------------------
                                                                                           3/31/2003   12/31/2002
                                                                                         ------------  -----------
                                   INVESTMENT   PROVISION      DEPOSIT       GOODWILL         TOTAL        TOTAL
                                                               FOR
                                                               FUTURE
                                                               CAPITAL
                                                FOR LOSSES     INCREASE
                                  ------------  ------------   -----------  -----------  ------------  -----------
Subsidiary companies
Gerdau Internacional
Empreendimentos Ltda. (*)           2,503,178                    701,193                  3,204,371    3,198,412
Gerdau Participacoes Ltda. (**)       588,235                    441,948                  1,030,183      971,232
Armafer Servicos de Construcao
Ltda.                                 180,432                      7,100                    187,532      189,751
Dona Francisca Energetica S.A.                    (10,946)         6,736       23,780        19,570       23,235
Seiva S.A. - Florestas e
Industrias                              7,357                                                 7,357        6,826
Other                                   2,587                      1,665                      4,252        4,177
                                                                                         ------------  -----------
                                                                                          4,453,265    4,393,633
                                                                                             17,247       17,280
                                                                                         ------------  -----------
                                                                                          4,470,512    4,410,913
                                                                                         ============  ===========

(*)Company holding investments in foreign companies
(**)Company with interest in the capital of Acominas

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


04.01 - NOTES TO THE QUARTERLY INFORMATION
                                                                                                    CONSOLIDATED
                                                       ----------------------------------------------------------
                                                                                       3/31/2003      12/31/2002
                                                       ---------------------------  ------------- ---------------
                                                          INVESTMENT    GOODWILL          TOTAL           TOTAL
                                                       --------------  -----------  ------------- ---------------

Gerdau AmeriSteel US Inc.                                                347,507        347,507         365,520
Gerdau AmeriSteel Corporation                                            107,950        107,950         105,826
Gallatin Steel Company (*)                                                                              385,568
MRS Logistica S.A.                                             4,772                      4,772           4,772
Dona Francisca Energetica S.A.                                            23,780         23,780          24,390
Joint-venture                                                 10,270                     10,270          10,152
Other                                                         13,248       5,550         18,798          20,006
                                                                                    ------------- ---------------
                                                                                        513,077         916,234
                                                                                    ============= ===============
(*) Investment proportionally consolidated as from 2003


b) INFORMATION ON INVESTMENTS


                                                                                                   COMPANY - 3/31/03
                             ----------------------------------------------------------------------------------------
                               CAPITAL   SHAREHOLDERS'   NET        EQUITY     INTEREST   QUOTAS HELD    SHARES
                                                                    ON THE     IN
                                                EQUITY   INCOME      RESULTS    CAPITAL                        HELD
                             ----------  --------------  --------   ---------- ---------- -------------  ------------
Subsidiary companies
Gerdau Internacional         1,505,996
   Empreendimentos Ltda.                     2,507,435   49,217)     (49,133)     99.83%   1,503,439,672
Seiva S.A. Florestas e          74,280
   Industrias                                  155,847    11,253          531      4.72%                      450,000
Gerdau Participacoes Ltda.     422,266         653,763    78,400       70,541     89.98%     379,941,045
Dona Francisca Energetica       66,600
   S.A.                                       (21,123)   (5,894)      (3,664)     51.82%                  345,109,212
Armafer Servicos de            146,756
   Construcao Ltda.                            180,432    10,519       10,519    100.00%     146,756,269
Other                                                                      48
                                                                    ----------
                                                                       28,842
                                                                    ==========

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


c) COMPOSITION OF LOANS BALANCE

                                                                     COMPANY                   CONSOLIDATED
                                              -------------------------------  -----------------------------
                                                    3/31/2003    12/31/2002      3/31/2003      12/31/2002
                                              ----------------  -------------  ------------  ---------------

ASSETS
Metalurgica Gerdau S.A.                               (1,159)
Fundacao Gerdau S.A.                                    4,773         7,925         4,706            7,867
Sipar Aceros S.A.                                      11,736        12,366         7,256            7,636
Grupo Gerdau Empreendimentos Ltda. and other              413       (4,894)       (2,137)          (7,918)
Seiva S.A. Florestas e Industrias                       (507)         (264)
Armafer Servicos de Construcao Ltda.                  (3,190)       (2,786)
Florestal Rio Largo Ltda.                             (4,324)       (3,522)
                                              ----------------  -------------  ------------  ---------------
TOTAL ASSETS                                            7,742         8,825         9,825            7,585
                                              ----------------  -------------  ------------  ---------------
LIABILITIES
GTL Equity Investments Corp.                         (84,561)      (88,064)
GTL Financial Corp.                                 (921,961)     (960,361)
                                              ----------------  -------------  ------------  ---------------
Total liabilities                                 (1,006,522)   (1,048,425)
                                              ----------------  -------------  ------------  ---------------

The loan contracts between the companies in Brazil are restated by the average rate of funds obtained in the market. The contracts with foreign companies are restated by charges (LIBOR +3% per annum) plus exchange rate variations.


d)       COMMERCIAL OPERATIONS

                                                                                  COMPANY 3/31/2003
                                           ---------------------------------------------------------
                                                 SALES      PURCHASE/        ACCOUNTS   ACCOUNTS
                                                             EXPENSES      RECEIVABLE      PAYABLE
                                           ------------  --------------  -------------  ------------

Amafer Servicos de Construcao Ltda.                  9                             8
Aco Minas Gerais S.A. - Acominas                 1,077         54,160            738         3,932
Gerdau Laisa S.A.                                  123                            91
Gerdau Aza S.A.                                  2,287                         2,316
Sipar Aceros S.A.                                2,583                        12,299
Indac Ind. Adm. E Comercio S.A. (**)                            1,906

The purchase and sale transactions of supplies and products are carried out on terms and conditions similar to transactions with unrelated third parties.

(**) Payments of guarantees by financing sureties.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

NOTE 6 - DEFERRED CHARGES

Deferred charges (company and consolidated) comprise pre-operating expenses for projects relating to steel mill renovations, reforestations, research, development and reorganization.


NOTE 7 - LOCAL AND FOREIGN FINANCINGS


Financings are as follows:

                                                  ANNUAL                      COMPANY                   CONSOLIDATED
                                                           ---------------------------  -----------------------------
                                             CHARGES (%)     3/31/2003     12/31/2002       3/31/2003     12/31/2002
                                        -----------------  ------------  -------------  --------------  -------------

SHORT-TERM
Working capital financing (R$)               TR + 14.49%      231,518        150,298         234,159        156,581
Fixed assets financing (R$)                       15.82%            -              -           1,193          5,148
Investments financing (R$)                           CDI        4,500         20,000           4,500         20,000
Working capital financing (US$)          3.15% to 11.03%      344,462        434,509       2,583,450      2,198,350
Fixed assets financing and other (US$)    3.73% to 7.00%            -              -           4,073         11,299
Working capital financing (Cdn$)                   4.50%            -              -          66,368              -
Working capital financing (Clp$)          1.25% to 5.85%            -              -          52,914         50,597
Working capital financing (Ar$)                    8.69%            -              -             576          5,125
Fixed assets financing (Ar$)                      12.00%            -              -              70            741
Short-term portion of long-term
  financings                                                  773,326        632,657       1,614,628      1,260,075
                                                           ------------  -------------  --------------  -------------
                                                            1,353,806      1,237,464       4,561,931      3,707,916

LONG-TERM
Working capital financing (R$)                    15.54%            -              -          44,821         72,642
Fixed assets financing and other (R$)    8.83% to 17.38%      405,180        423,913         637,217        635,741
Investments financing (R$)                    IGPM +8.5%       40,573         40,230          40,573         40,230
Fixed assets financing and other (US$)    3.73% to 9.50%      402,011        406,783         573,779      1,366,963
Working capital financing (US$)          3.15% to 11.13%      903,585        793,895       1,943,944      1,636,269
Working capital financing (Cdn$)          2.75% to 4.50%            -              -         194,525        108,037
Working capital financing (Clp$)          1.25% to 5.85%            -              -          29,806         29,779
Fixed assets financing (Clp$)                      5.80%            -              -          87,112        120,897
Working capital financing (Ar$)                   10.80%            -              -               -              9
Fixed assets financing and other (Eur$)            5.00%            -              -              30              -
(-) Short-term portion                                       (773,326)      (632,657)     (1,614,628)    (1,260,075)
                                                           ------------  -------------  --------------  -------------
                                                              978,023      1,032,164       1,937,179      2,750,492
                                                           ------------  -------------  --------------  -------------
Total financings                                            2,331,829      2,269,628       6,499,110      6,458,408
                                                           ============  =============  ==============  =============

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


Summary by currency

                                                                          COMPANY                      CONSOLIDATED
                                                   -------------------------------   -------------------------------
                                                        3/31/2003      12/31/2002        3/31/2003       12/31/2002
                                                   ---------------  --------------   --------------  ---------------

Real (R$)                                                 681,771         634,441          962,463          930,342
U.S. dollar (US$)                                       1,650,058       1,635,187        5,105,246        5,212,881
Canadian dollar (Cdn$)                                          -               -          260,893          108,037
Chilean peso (Clp$)                                             -               -          169,832          201,273
Argentine peso (Ar$)                                            -               -              646            5,875
Euro (Eur$)                                                     -               -               30                -
                                                   ---------------  --------------   --------------  ---------------
                                                        2,331,829       2,269,628        6,499,110        6,458,408
                                                   ===============  ==============   ==============  ===============

FINAME (Government Agency for Machinery and Equipment Financing) financings are guaranteed by a lien on the assets financed. Other financings are guaranteed by collateral signatures (type of surety) of controlling companies on which the company pays a remuneration of 1% p.a. calculated on the guaranteed amount.

Eurobond contracts include covenants limiting financing to four times the cash generation capacity (EBITDA - Earnings before Taxes, Depreciation, and Amortization).

Under the agreement with the National Bank for Economic and Social Development (BNDES) to finance the increase in the holding in Acominas, financing is limited to five times EBITDA.

Prepayment transactions include covenants limiting financing to four times
EBITDA.

For all covenants described above, the penalty for the non-compliance is the accelerated maturity of the contract. Consolidated EBITDA is used for measuring purposes.

The subsidiaries Gerdau Ameristeel Cambridge Inc. and Gerdau Ameristeel MRM Special Sections Inc. have access to revolving credit facilities totaling Cdn$ 73,000, equivalent to R$ 166,733 at the balance sheet date, with interest rates that closely approximate market rates for prime customers of 4.5% p.a.

The subsidiary Gerdau Ameristeel US Inc. has access to revolving credit facilities of US$ 285,000, equivalent to R$ 955,634 at the balance sheet date with interest rate of 4.0% p.a.

The subsidiary Gerdau Ameristeel Corporation has access to revolving credit facilities of US$ 90,000, equivalent to R$ 301,779 at the balance sheet date, with Libor rate plus interest between 2% and 5% p.a.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


The schedule for payment of the long-term portion of financings is as follows:

                                                                                        COMPANY         CONSOLIDATED
                                                                               -----------------   ------------------

2004                                                                                    408,111              473,840
2005                                                                                    250,774              861,575
2006                                                                                    211,234              324,536
2007                                                                                     28,046               95,041
2008                                                                                     22,492               50,417
After 2008                                                                               57,366              131,770
                                                                               -----------------   ------------------
                                                                                        978,023            1,937,179
                                                                               =================   ==================


NOTE 8 - DEBENTURES

                            GENERAL          NUMBER                             ANNUAL
                                    --------------------------
ISSUE                       MEETING    ISSUED         HELD AT     MATURITY        RATE    3/31/2003 12/31/2002
                                                     TREASURY
                      ------------------------ --------------- ------------ ----------- ------------------------
3rd - A and B              27.05.82    48,000          29,820   01,06,2011     CDI          61.672      55.427
4th                        10.06.83    42,000          42,000   28,02,2012     CDI               -           -
7th                        14.07.82    22,800          14,417   01,07,2012     CDI          36.292      34.058
8th                        11.11.82    59,988          34,214   02,05,2013     CDI          72.902      41.457
9th                        10.06.83    41,880          29,988   01,09,2014     CDI          51.482      81.791
10th                       27.02.81     6,450           6,450   30,11,2015     CDI               -           -
11th - A and B             29.06.90    50,000          45,674   01,06,2020     CDI          17.754      17.090
13th                       23.11.01    30,000               -   01,11,2008    CDI+1%       328.457     310.099
                                                                                        ------------------------
Company (long-term portion)                                                                568,559     539.922
Seiva S.A. -
Florestas e                11.11.81    12,000          12,000   01,11,2015  Not fixed            -           -
Industrias
Gerdau Ameristeel
Corporation                23.04.97   125,000               -   30,04,2007    6,50%        216.960     198.063
Debentures with consolidated subsidiaries                                                 (25,222)    (28,618)
                                                                                        ------------------------
Consolidated                                                                               760.297     709.367
 (-) Short-term portion                                                                                       -
                                                                                           (7,726)
                                                                                        ------------------------
      Long-term portion                                                                    752,571     709,367
                                                                                        ========================

The debentures of the 13th. issue have covenants limiting the consolidated gross debt to 4 times EBITDA, with penalty of accelerated maturity in case of non-compliance.

Gerdau Ameristeel Corporation debentures are convertible to common shares of the subsidiary, up to the debentures maturity date.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

Of the outstanding debentures, notes in the amount of R$ 85,170 at March 31, 2003 are directly or indirectly held by majority shareholders

NOTE 9 - FINANCIAL INSTRUMENTS

a) General comments - Gerdau S.A. and its subsidiaries enter into transactions involving financial instruments, the risks of which are managed through financial position strategies and exposure limit controls. All transactions are fully recognized in the books and restricted to the instruments listed below:

- Financial investments - are recognized at their redemption value as of the balance sheet date;
-    Investments and loans between subsidiary, associated and related companies
     - are commented on and presented in Note 5;
-    Financings - are commented on and presented in Note 7;
-    Debentures - are commented on and presented in Note 8;
- Financial derivatives - in order to minimize the effects of fluctuations in foreign exchange rates on its liabilities, Gerdau S.A entered into swap transactions that were converted into Brazilian reais on the contract date and linked to changes in the interbank deposit rate (CDI). This subsidiary Acominas has also entered into swap transactions linked to CDI variations. Swap contracts by type are listed below:


                                                                                                           COMPANY
    ---------------------------------------------------------------------------------------------------------------
             CONTRACT DATE                TYPE     AMOUNT (US$          CDI PROPORTION                    MATURITY
                                                     THOUSAND)
    -----------------------  ----------------------------------  ----------------------  --------------------------
              2.12 to            Eurobonds             130,000        84.5% to 103.70%              5.20.2004
             7.18.2001
            3.30.2001 to          Import                35,162       36.00% to 100.00%             4.4.2003 to
             3.28.2003                                                                              10.4.2004
              7.16 to           Prepayment              36,769        85.44% to 92.80%              3.1.2006
             7.18.2001
          2.20 to 8.6.2002    Resolution 2770          144,000      101.50% to 106.00%             3.3.2004 to
                                                                                                    6.20.2005
          8.29 to 3.6.2003          ACC                114,156       -24.02% to 92.87%         4.25 to 11.24.2003
           5 to 2..7.2002       Investments            216,000        67.50% to 70.65%             10.29.2004


                                                                                                      CONSOLIDATED
    ---------------------------------------------------------------------------------------------------------------
             CONTRACT DATE                TYPE     AMOUNT (US$          CDI PROPORTION                    MATURITY
                                                     THOUSAND)
    -----------------------  ----------------------------------  ----------------------  --------------------------
              2.12 to            Eurobonds             130,000         84.5% a 103.70%              5.20.2004
             7.18.2001
          5.6 to 5.8.2002        Suppliers              85,000       97.00% to 100.00%           4.1 to 7.1.2004
            3.30.2001 to          Import                35,162       36.00% to 100.00%             4.4.2003 to
             3.28.2003                                                                              10.4.2004
              7.16 to           Prepayment              76,769       48.00% to 100.00%              3.1.2006
             8.27.2002
          2.20 to 8.6.2002    Resolution 2770          144,000      101.50% to 106.00%             3.3.2004 to
                                                                                                    6.20.2005
          8.29 to 3.6.2003          ACC                244,706       -74.51% to 92.87%          4.1 to 11.24.2003
           5 to 2.7.2002        Investments            216,000        67.50% to 70.65%             10.29.2004

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

b) Market value - the market value of financial instruments are as follows:


                                                                                                       COMPANY
                                                                               --------------------------------
                                                                   3/31/2003                        12/31/2002
                                             --------------------------------  --------------------------------
                                                 BOOK VALUE     MARKET VALUE       BOOK VALUE     MARKET VALUE
                                             ---------------  ---------------  ---------------  ---------------
Financial investments                                75,292           75,292          327,087          327,087
Credits on swap transactions                         45,965           45,965           38,647           38,647
Eurobonds                                           334,361          297,924          307,429          377,501
Import financing                                    381,441          381,164          406,784          399,162
Prepayment financing                                120,544          122,441          133,194          138,046
Resolution 2770 financing                           448,678          423,635          351,907          322,434
ACC financing                                       344,462          356,253          435,874          421,670
Other financing                                     702,343          702,343          634,440          648,645
Debentures                                          568,559          568,559          539,922          539,922
Investments                                       4,470,512        4,470,512        4,410,913        4,410,913
Related companies (assets)                            7,742            7,742            8,825            8,825
Related companies (liabilities)                   1,006,522        1,006,522        1,048,425        1,048,425
---------------------------------------------------------------------------------------------------------------


                                                                                                  CONSOLIDATED
                                                                               --------------------------------
                                                                   3/31/2003                        12/31/2002-
                                             --------------------------------  --------------------------------
                                                 BOOK VALUE     MARKET VALUE       BOOK VALUE     MARKET VALUE
                                             ---------------  ---------------  ---------------  ---------------
Financial investments                             1,202,161        1,202,161        1,359,288        1,359,288
Credits on swap transactions                         45,965           45,965           38,647           38,647
Eurobonds                                             4,705            4,192           17,376           36,432
Import financing                                    381,441          381,164          406,784          399,162
Prepayment financing                                244,876          235,732          252,533          248,792
Resolution 2770 financing                           448,678          423,635          351,907          322,434
ACC financing                                       936,961          932,275          955,155          916,602
Other financing                                   4,482,449        4,452,206        4,474,653        4,466,795
Debentures                                          760,297          760,297          709,367          709,367
Investments                                         513,077          513,077          916,234          916,234
Related companies (assets)                            9,825            9,825            7,585            7,585
---------------------------------------------------------------------------------------------------------------

The market value of Eurobonds was obtained using the quotation of the securities in the secondary market.

The market value of swap transactions was obtained based on future income projections for each contract, which were calculated based on the present value of forward U.S. dollar + coupon (assets) and forward CDI (liabilities) using the projected future CDI rate for each maturity. Swap transactions related to financing contracts are classified together with the transactions which have originated them. Contracts not linked to such financing have been recorded at their market value under the heading Credits on swap transactions, in long-term receivables, with a contra-entry to financial income.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

The Company believes that the values of other financial instruments which are recognized in the books at net contracted value are substantially similar to those that would be obtained if they were negotiated in the market. However, because the markets for these instruments are not active, differences could exist if it was decided to settle in advance.

c) RISK FACTORS THAT COULD AFFECT THE COMPANY'S BUSINESS

Price risk of goods: this risk is related to the possibility of fluctuations in the prices of products sold or in the prices of raw materials and other supply materials used in the production process. Because it operates in the commodities market, sales and cost of goods sold could be affected by changes in international prices. To minimize this risk, price fluctuations are permanently monitored in the domestic and international markets.

Interest rate risk: this risk arises as a result of the possibility of losses (or gains) due to fluctuations in interest rates applied to company assets (invested) and liabilities assumed in the market. In order to minimize possible impacts resulting from interest rate fluctuations, the policy is to use variable rates (such as LIBOR and CDI) and periodically renegotiate contracts to adjust them to the market. It is not the company policy to contract hedges in order to protect against interest rate fluctuations.

Exchange rate risk: this risk is related to the possibility of fluctuations in foreign exchange rates affecting financial expenses (or income) and the liability (or asset) balance of contracts denominated in a foreign currency. In order to hedge these fluctuations, a policy of contracting swap operations as stated in item "a" above is adopted.

Credit risk: this arises from the possibility that the Company might not receive amounts from sales transactions or credits with financial institutions involving financial investment transactions. In order to mitigate this risk, detailed analyses of the financial position of customers are made, credit limits established, and balances permanently monitored. With regard to financial investments, they are made only in institutions that have been assigned a low credit risk by rating agencies. Furthermore, each institution has a maximum limit for investment determined by the credit committee.


NOTE 10 - RENEGOTIATED OVERDUE TAXES (REFIS)

On December 6, 2000, the company enrolled in the Tax Recovery Program (REFIS) to pay overdue balances of PIS and COFINS (turnover taxes) in installments. The balances of these tax debts are recorded under taxes and contributions, in current liabilities, and under accounts payable in long-term liabilities. The balances of renegotiated taxes, the payment of which has been divided into 60 installments, of which 26 will fall due, and are restated by TJLP variation, at March 31, 2003 are as follows:

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


                                                                                           Company and consolidated
                                         --------------------------------------------------------------------------
                                                                    3/31/2003                            12/31/2002
                                         ------------------------------------  ------------------------------------
                                            PRINCIPAL    INTEREST       TOTAL     PRINCIPAL   INTEREST        TOTAL
                                         ------------  ----------  ----------  ------------  ---------  -----------
PIS                                            10,704      12,791      23,495        14,004     11,651       25,655
COFINS                                          2,541       3,037       5,578         3,325      2,766        6,091
                                         ------------  ----------  ----------  ------------  ---------  -----------
Total                                          13,245      15,828      29,073        17,329     14,417       31,746
                                         ============  ==========  ==========  ============  =========  ===========

Short-term                                      6,113       7,306      13,419         7,170      5,966       13,136
Long-term                                       7,132       8,522      15,654        10,159      8,451       18,610
                                         ------------  ----------  ----------  ------------  ---------  -----------
Total                                          13,245      15,828      29,073        17,329     14,417       31,746
                                         ============  ==========  ==========  ============  =========  ===========

Taxes, contributions and other liabilities are paid on their due dates, which is a basic requirement to remain enrolled in the REFIS program.

To guarantee this installment payment program, the land and buildings of the Usina de Acos Especiais Piratini Unit located in the municipality of Charqueadas, State of Rio Grande do Sul, amounting to R$ 78,494 thousand were pledged.

Income Tax and Social Contribution tax credits of third parties offset against fines and interest on consolidation of debts in the REFIS program as of December 6, 2000 amounted to R$ 57,040 thousand, for which R$ 4,351 thousand was paid for these credits. There was no use of own tax credits.


NOTE 11 - PROVISION FOR CONTINGENCIES

The company and its subsidiaries are parties in labor, civil and tax processes. The latter relate to certain taxes and contributions. Based on the opinion of the legal advisors, management believes that the provision is sufficient to cover probable losses and is reasonably estimated based on unfavorable court decisions and that final decisions would not have significant effects on the financial position as of March 31, 2003.


                                                                  COMPANY                        CONSOLIDATED
                                    --------------------------------------   ---------------------------------
                                             3/31/2003          12/31/2002          3/31/2003       12/31/2002
                                      -----------------  ------------------   ----------------  ---------------
Tax contingencies                               84,557              81,327            116,801          102,708
Labor contingencies                             14,203              14,203             25,568           25,319
Civil contingencies                                  -                   -             46,137           45,416
                                      -----------------  ------------------   ----------------  ---------------
Total                                           98,760              95,530            188,506          173,443
-----
                                      =================  ==================   ================  ===============

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

NOTE 12 - POST-EMPLOYMENT BENEFITS

a) PENSION PLAN - DEFINED BENEFIT

The Company and other Group subsidiaries in Brazil are the co-sponsors of defined benefit pension plans that cover almost all employees in Brazil (Gerdau Plan and Acominas Plan). Also, the Canadian and American subsidiaries sponsor defined benefit plans (Canadian Plan and American Plan) that cover almost all their employees. In addition to the pension plan, the American Plan establishes specific health benefits for retired employees, so long as they retire after a certain age and after completing a specific number of years of service. The American subsidiary has the right to modify or eliminate these benefits. Contributions are based on amounts determined on an actuarial basis.

The Gerdau Plan is managed by Gerdau - Sociedade de Previdencia Privada, an entity created by the Gerdau Group for this purpose. The assets of the Gerdau Plan consist of investments in bank deposit certificates, Federal Government securities and mutual investment funds. The Acominas Plan is administered by Fundacao Acominas de Seguridade Social (Acos), a private pension fund created for this specific purpose by Acominas. The Canadian and American plans are managed by Royal Trust/Great West Life and Wells Fargo, respectively.

b) PENSION PLAN - DEFINED CONTRIBUTION

The Company is also co-sponsor of a pension plan with defined contributions, administered by Gerdau - Sociedade de Previdencia Privada. Contributions are based on a percentage of coworkers compensation.

The foreign subsidiary Gerdau Ameristeel US Inc. has a defined contribution plan, the contributions of which correspond to 50% of the amount paid by coworkers, limited to 4% of the salary. The other companies do not have this type of pension plan.

c) RETIREMENT AND SEPARATION BENEFITS

The Company estimates that the balance payable, on account of indemnities for the executives at their retirement or separation is of R$ 7,794 (company and consolidated) at March 31, 2003.

Considering all types of benefits granted by the Company, the position of assets and liabilities are as follows at March 31, 2003:


                                                                          COMPANY                    CONSOLIDATED
                                                   -------------------------------  ------------------------------
                                                        3/31/2003      12/31/2002      3/31/2003       12/31/2002
                                                   ---------------  --------------  -------------   --------------
Actuarial liability with pension plan - defined                 -               -        345,307          347,982
benefit
Liability with retirement benefit and separation            7,794           9,689          7,794            9,689
benefit
                                                   ---------------  --------------  -------------   --------------
Total liabilities                                           7,794           9,689        353,101          357,671

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION

NOTE 13 - SHAREHOLDERS' EQUITY

a) Capital - At March 31, 2003, subscribed and paid-up capital of R$ 1,335,120 comprise 39,590,941,783 common and 74,527,528,780 preferred shares. Preferred shares have non-voting right and cannot be redeemed, but participate in equal conditions in relation to common shares, in profit sharing. Authorized capital comprises 240,000,000,000 common shares and 480,000,000,000 preferred shares with no nominal value.

b) Interest on capital - At March 31, 2003 interest on capital (R$ 74,177) was credited to shareholders as an anticipation of statutory minimum dividend for the current year. The Company calculated interest on own capital within the limits established by Law 9249/95. The related amount was recorded as financial expense for tax purposes. For effect of presentation this amount was stated as dividends, not affecting the results.


NOTE 15 - SURETIES GRANTED

The Company is guarantor of the jointly-owned subsidiary Dona Francisca Energetica S.A., for financing contracts, in the total amount of R$ 114,301, for the part corresponding to 51.82% of the joint guarantee. The Company is also guarantor of vendor operations of the subsidiary Banco Gerdau S.A., in the total amount of R$ 47,093 at March 31, 2003, and of Credit Agreement operations of the subsidiary GTL Trade Finance Inc., in the amount of US$ 25,000, equivalent to R$ 83,828 at the balance sheet date.


NOTE 16 - SUBSEQUENT EVENT

At the Shareholders meeting of April 30, 2003 the Administrative Council will present a proposal to approve a capital increase, from R$ 1,335,120 to R$ 1,735,656, through the capitalization of the Reserve for Investment and Working Capital, in the amount of R$ 400,536 with bonus of 34,235,541,169 new shares (30% on current position), of which 11,877,282,535 are common shares and 22,358,258,634 preferred shares, as well as to approve the reverse split of the Company, attributing 1 new share to replace each group of existing 1,000 shares, observing the type of outstanding shares.


NOTE 17 - SUPPLEMENTARY INFORMATION - CASH FLOW

To permit additional analysis, the cash flow prepared under the indirect method is being presented as supplementary information.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

04.01 - NOTES TO THE QUARTERLY INFORMATION


                                                                            Company                    Consolidated
                                                   ---------------------------------  ------------------------------
                                                      3/31/2003        3/31/2002        3/31/2003       3/31/2002
                                                   ----------------- ---------------  --------------  --------------
Net income for the period                                   245,901         111,527         287,267         125,348
Equity in the results                                      (28,842)          29,199          88,934          12,933
Provision for credit risks                                    2,441               -           2,399               -
Gain and/or loss on sale of fixed assets                        571             524             844           1,554
Gain and/or loss on sale of investments                          35           4,170              35           4,170
Monetary and exchange variations                           (24,228)          16,849         (7,661)          18,815
Depreciation and amortization                                48,462          45,446         154,542         109,485
Income tax and social contribution                           31,660          12,033          33,404          11,878
Interest on debt                                             92,332          41,052         144,114          51,958
Contingencies/judicial deposits                               2,852           2,652         (1,227)           9,456
Changes in trade accounts receivable                      (157,850)        (18,812)       (340,219)        (89,710)
Changes in inventory                                      (148,684)        (47,546)       (138,275)         (2,962)
Changes in suppliers                                        (2,514)         (3,435)         204,794           9,789
Other operating activity accounts                            26,372          10,944        (24,264)         (6,894)
                                                   ----------------- ---------------  --------------  --------------
Net cash from operating activity                             88,508         204,603         404,687         255,820
Purchase/sale of fixed assets                              (72,372)        (48,490)       (278,657)       (153,138)
Increase in deferred charges                                  (239)           (550)             743           (603)
Purchase/sale of investments                               (55,123)       (485,449)           (138)        (96,440)
Dividends                                                    24,328          10,590               -               -
                                                   ----------------- ---------------  --------------  --------------
Net cash outflow in investment activities                 (103,406)       (523,899)       (278,052)       (250,181)
Suppliers-fixed assets                                        7,321           1,515           1,963           1,487
Working capital financing                                    67,648        (13,915)         145,002          18,831
Debentures                                                  (2,938)          58,091           2,065          58,091
Increase in financing of permanent assets                    29,831         450,285         126,666         471,291
Amortization of financing of permanent assets              (84,702)        (98,346)       (185,660)       (499,386)
Payment of interest on financings                          (27,926)        (28,347)        (64,438)        (40,531)
Loans with related companies                                    461         (3,091)           3,164         (8,994)
Payment of dividends/interest and profit sharing          (193,520)       (115,737)       (197,396)       (123,579)
                                                   ----------------- ---------------  --------------  --------------
    Net cash from financing activities                    (203,825)         250,455       (168,634)       (122,790)
    Change in cash balance                                (218,723)        (68,841)        (41,999)       (117,151)
Cash and cash equivalents
        At the beginning of the period                      365,680         177,400       1,430,656       1,012,822
        Cash adjustment at the beginning of the                   -               -        (57,121)             774
period
        Initial balance of consolidated companies                 -               -          12,789               -
in the period
        At the end of the period                            146,957         108,559       1,344,325         896,445

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

05.01 - COMMENTS ON THE QUARTERLY PERFORMANCE

PRODUCTION

In the first quarter of 2003, the Company produced 941.1 thousand tons of crude steel, 15.4% higher than the volume produced in the same period for 2002.

Rolled steel production reached 832.8 thousand tons, a 14,5% increase compared to the first quarter of 2002.


SALES

The increase in exports was the main factor for the increase of 12.5% in the sales of the first quarter of 2003 in relation to the same prior year period.
945.5 million tons were sold in the period of which 24.1% for the foreign market, generating an income of US$ 56.7 million.


RESULTS

In the first quarter of 2003, Gerdau S.A.'s gross profit reached R$ 1.5 billion, that is, 47.4% more than in the same prior year period. Net income accumulated R$ 1.2 billion, 50.1% higher than the first prior year period. The increase in exports and the realigning of prices due to higher costs of raw materials were the main factors responsible for the increase of revenue.

With higher costs of sales at levels similar to those of net income, gross margin was maintained around 41% comparing the first quarter of 2003 with 2002. Gross profit reached R$ 498.8 million in 2003 against R$ 335.1 million in 2002.

The effort to reduce selling, general and administrative expenses has resulted in a decrease of these amounts in relation to net sales revenue. In the quarter, these expenses represented 12.8% of net income against 14.3% in the first quarter of 2002 and totaled R$ 155.3 million.

With a generation of operating cash (EBITDA) of R$ 391.9 million, EBITDA margin was 32.3% in the first quarter of 2003.

Net financial expenses totaled R$ 48.7 million for the quarter, the same level as the first quarter of 2002, which is partially due to the increase in financial income and gains with the valuation of the real in the quarter.

The good performance of subsidiaries, especially Acominas, generated, in the quarter, an equity in the results of R$ 28.8 million.

The Company's net income reached R$ 245.9 million in the quarter, 120.5% higher than the same 2002 period, which was of R$ 111.5 million. Net income up to March 2003 represents R$ 2.15 per thousand shares, against R$ 0.98 in the prior year.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

05.01 - COMMENTS ON THE QUARTERLY PERFORMANCE

At March 31, the Company's net equity was R$ 3.5 billion, equivalent to R$ 30.51 per thousand shares.


INVESTMENTS

From January to March 2003, Gerdau S.A. invested US$ 16.8 million in maintenance and upgrade technology in its plants.


FINANCIAL DEBT

At March 31, 2003, the gross debt was R$ 3.9 billion, of which 34.7% short-term and 65.3% long-term.

At the end of the quarter, the balance of available funds and financial investments totaled R$ 147.0 million.


CAPITAL MARKET

Gerdau S.A. shareholders started receiving dividends and/or interest on capital quarterly as from 2003, so far paid every six-month period. The change in this policy was approved by the Administrative Council on March 31, 2003.

Interest on capital, related to the first quarter totaled R$ 74.2 million. This amount is equivalent to R$ 0.65 per thousand shares and will be paid on May 15, 2003.

At the shareholders' meeting of April 30 the proposal of the Administrative Council for bonus of 30% on shares held at the meeting date, will be appreciated. With the approval, the number of shares will increase from 114.1 billion to 148.4 billion.

After the bonus, shareholders will also appreciate the reverse split of each thousand shares into a new share. As a consequence, transactions will be carried out by unit and not by thousand shares any longer.

During the quarter Gerdau S.A. (GGBR) shares transactions amounted to R$ 344.8 million on the Bovespa, 20.5% higher than the three first months of 2002.16,041 transactions and 11.0 billion of securities were negotiated. In 2003, the daily transaction average was R$ 5.3 million and preferred shares devalued by 6.1% in the quarter.

On the New York Stock Exchange 3.5 million of Gerdau S.A. (GGB) ADRs were negotiated, moving US$ 31.2 million in the first quarter of this year, equivalent to a daily average of US$ 511.4 thousand.

In Latibex (Madrid Stock Exchange), where Gerdau S.A. (XGGB) preferred shares have been negotiated since December 2, 2002, 63.1 thousand shares were traded in the first quarter of 2003, with a daily presence in that stock market.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

05.01 - COMMENTS ON THE QUARTERLY PERFORMANCE

RELATIONSHIP WITH INDEPENDENT AUDITORS

To comply with CVM Instruction 381/2003, Gerdau S.A. informs that
PricewaterhouseCoopers Auditores Independentes, provider of external audit services for the Company, has not rendered services unrelated to the external auditing during the first quarter of 2003.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


06.01 - Consolidated Balance Sheet - Assets (R$ thousand)

1 - CODE        2 - DESCRIPTION                                     3 - 3/31/2003           4 - 12/31/2002

1               Total assets                                                    14,891,878              14,462,008
1.01            Current assets                                                   5,822,891               5,371,089
1.01.01         Available funds                                                    142,164                  71,368
1.01.02         Credits                                                          3,009,123               2,795,890
1.01.02.01      Trade accounts receivable                                        1,735,708               1,376,029
1.01.02.02      Tax credits                                                         71,254                  60,573
1.01.02.03      Marketable securities                                            1,202,161               1,359,288
1.01.03         Inventories                                                      2,390,961               2,219,981
1.01.03.01      Finished products                                                1,201,039               1,359,288
1.01.03.02      Work in process                                                    341,520                 309,981
1.01.03.03      Raw materials                                                      361,390                 307,534
1.01.03.04      Warehouse materials                                                441,972                 375,581
1.01.03.05      Advances to suppliers                                               45,040                  77,146
1.01.04         Other                                                              280,643                 283,850
1.01.04.01      Other receivables                                                  165,249                 166,871
1.01.04.02      Deferred income tax and social contribution                        115,394                 116,979
1.02            Long-term receivables                                              586,642                 553,098
1.02.01         Sundry credits                                                      10,938                  10,938
1.02.01.01      Eletrobras loans                                                    10,938                  10,938
1.02.02         Receivables from related companies                                   9,825                   7,585
1.02.02.01      Associated companies                                                     0                       0
1.02.02.02      Subsidiary companies                                                 9,825                   7,585
1.02.02.03      Other                                                                    0                       0
1.02.03         Other                                                              565,879                 534,575
1.02.03.01      Judicial deposits and other                                        270,018                 255,923
1.02.03.02      Deferred income tax and social contribution                        295,861                 278,652
1.03            Permanent assets                                                 8,482,345               8,537,821
1.03.01         Investments                                                        513,077                 916,234
1.03.01.01      In associated companies                                                  0                       0
1.03.01.02      In subsidiary companies                                                  0                       0
1.03.01.03      Other                                                                    0                       0
1.03.02         Fixed assets                                                     7,946,577               7,597,318
1.03.02.01      Land, buildings and constructions                                4,670,389               3,442,778
1.03.02.02      Machinery, equipment and installations                           6,685,745               7,210,844
1.03.02.03      Furniture and fixtures                                             113,794                 123,602
1.03.02.04      Vehicles                                                            37,890                  37,541
1.03.02.05      Electronic data equipment                                          183,411                 173,088
1.03.02.06      Construction in progress                                           477,595                 357,086
1.03.02.07      Forestation/reforestation                                          154,801                 172,290
1.03.02.08      Accumulated depreciation                                       (4,377,048)             (3,919,911)
1.03.03         Deferred charges                                                    22,691                  24,269

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


06.02 - CONSOLIDATED BALANCE SHEET - LIABILITIES AND SHAREHOLDERS'
        EQUITY (R$ THOUSAND)

1 - CODE        2 - DESCRIPTION                                 3 - 3/31/2003            4 - 12/31/2002

2               Total liabilities and shareholders' equity                   14,891,878               14,462,008
2.01            Current liabilities                                           6,406,050                5,388,897
2.01.01         Financings                                                    4,561,931                3,707,916
2.01.02         Debentures                                                        7,726                        0
2.01.03         Suppliers                                                     1,177,648                  925,541
2.01.04         Taxes, charges and contributions                                239,293                  167,189
2.01.05         Dividends payable                                                65,059                  167,656
2.01.06         Provisions                                                            0                        0
2.01.07         Payables to related companies                                         0                        0
2.01.08         Other                                                           354,393                  420,595
2.01.08.01      Salaries payable                                                130,175                  194,510
2.01.08.02      Deferred income tax and social contribution                      36,933                   28,118
2.01.08.03      Other payables                                                  187,285                  197,967
2.02            Long-term liabilities                                         3,863,557                4,652,468
2.02.01         Financings                                                    1,937,179                2,750,492
2.02.02         Debentures                                                      752,571                  709,367
2.02.03         Provisions                                                            0                        0
2.02.04         Payables to related companies                                         0                        0
2.02.05         Other                                                         1,173,807                1,192,609
2.02.05.01      Provision for contingencies                                     188,506                  173,443
2.02.05.02      Deferred income tax and social contribution                     470,964                  487,018
2.02.05.03      Other payables                                                  161,236                  174,477
2.02.05.04      Benefits to employees                                           353,101                  357,671
2.03            Deferred income                                                       0                        0
2.04            Minority interest                                             1,140,954                1,127,417
2.05            Shareholders' equity                                          3,481,317                3,293,226
2.05.01         Paid-up capital                                               1,335,120                1,335,120
2.05.02         Capital reserves                                                326,734                  310,368
2.05.02.01      Investments                                                     292,972                  276,606
2.05.02.02      Law Special 8200/91                                              21,487                   21,487
2.05.02.03      Other                                                            12,275                   12,275
2.05.03         Revaluation reserves                                                  0                        0
2.05.03.01      Own assets                                                            0                        0
2.05.03.02      Subsidiary/associated companies                                       0                        0
2.05.04         Revenue reserves                                              1,647,738                1,647,738
2.05.04.01      Legal                                                           127,569                  127,569
2.05.04.02      Statutory                                                     1,520,169                1,520,169
2.05.04.03      Contingencies                                                         0                        0
2.05.04.04      Unrealized profits                                                    0                        0
2.05.04.05      Retention of profits                                                  0                        0
2.05.04.06      Special for undistributed dividends                                   0                        0
2.05.04.07      Other                                                                 0                        0
2.05.05         Retained earnings/accumulated losses                            171,725                        0

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


07.01 - CONSOLIDATED STATEMENT OF INCOME (R$ THOUSAND)

Code          Description
                                                               3 -          4 -          5 -           6 -
                                                               1/1/2003     1/1/2003     1/1/2002 to   1/1/2002 to
                                                               to           to           to             to
                                                               3/31/2003    3/31/2003    3/31/2002     3/31/2002

3.01          Gross sales and/or services                        3,924,515    3,924,515     2,053,310     2,053,310
3.02          Deductions                                         (597,676)    (597,676)     (394,417)     (394,417)
3.02.01       Taxes on sales                                     (339,741)    (339,741)     (238,880)     (238,880)
3.02.02       Freights and discounts                             (257,935)    (257,935)     (155,537)     (155,537)
3.03          Net sales and/or services                          3,326,839    3,326,839     1,658,893     1,658,893
3.04          Cost of sales and/or services rendered           (2,495,271)  (2,495,271)   (1,161,377)   (1,161,377)
3.05          Gross profit                                         831,568      831,568       497,516       497,516
3.06          Operating expenses/income                          (478,804)    (478,804)     (334,120)     (334,120)
3.06.01       Selling                                             (91,997)     (91,997)      (71,331)      (71,331)
3.06.02       General and administrative                         (188,431)    (188,431)     (123,382)     (123,382)
3.06.03       Financial, net                                     (109,480)    (109,480)     (125,136)     (125,136)
3.06.03.01    Financial income                                       7,888        7,888        23,802        23,802
3.06.03.02    Financial expenses                                 (117,368)    (117,368)     (148,938)     (148,938)
3.06.04       Other operating income                                    38           38             0             0
3.06.05       Other operating expenses                                   0            0       (1,338)       (1,338)
3.06.06       Equity in the results of subsidiary and             (88,934)     (88,934)      (12,933)      (12,933)
              associated        companies
3.07          Operating profit                                     352,764      352,764       163,396       163,396
3.08          Non-operating results                                  (997)        (997)      (12,412)      (12,412)
3.08.01       Income                                                     0            0             0             0
3.08.02       Expenses                                               (997)        (997)      (12,412)      (12,412)
3.09          Net income before taxation and participations        351,767      351,767       150,984       150,984
3.10          Provision for income tax and social                 (72,901)     (72,901)      (34,802)      (34,802)
              contribution
3.11          Deferred income tax                                   12,939       12,939         9,166         9,166
3.12          Statutory participations and contributions           (4,538)      (4,538)             0             0
3.12.01       Participations                                       (4,538)      (4,538)             0             0
3.12.02       Contributions                                              0            0             0             0
3.13          Reversal of interest on capital                            0            0             0             0
3.14          Minority interest                                   (41,366)     (41,366)      (13,821)      (13,821)
3.15          Net income for the period                            245,901      245,901       111,527       111,527
              Number of shares (thousand), excluding           114,118,471  114,118,471   113,491,706   113,491,706
              treasury stock
              Net income per share                                 0.00215      0.00215       0.00098       0.00098
              Loss per share

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance


HIGHLIGHTS

     Net income, in the first quarter of 2003, reached R$ 287.3 million, an increase of 129.2% on the R$ 125.3 million obtained in the same period of 2002.

     In the period, net income totaled R$ 3.3 billion against R$ 1.7 billion in the first three months of 2002, an increase of 100.5%.

     The production of crude steel recorded 3.0 million tons, 32.7% higher than the first quarter of 2002. Rolled steel production reached 2.1 million tons, a 44.2% increase.


     MAIN INFORMATION                                    1ST QUARTER 2003   1ST QUARTER 2002         VARIATION
     Production (1,000 t)
     Crude steel                                                    2,955              2,227             32.7%
     Rolled steel                                                   2,135              1,481             44.2%

     Sales (1,000 t)                                                2,888              2,121             36.2%

     Net income (R$ million)                                        3,327              1,659            100.5%
     EBITDA (R$ million)                                              706                412             71.2%
     EBTDA (cash flow - R$ million)                                   596                287            107.6%
     Net profit (R$ million)                                          287                125            129.2%

     Shareholders' equity (R$ million)                              4,622              3,972             16.4%
     Total assets (R$ million)                                     14,892              9,872             50.8%

     Gross margin                                                   25.0%              30.0%
     EBITDA margin                                                  21.2%              24.8%
     Net margin                                                      8.6%               7.6%
     Net income / Shareholders' equity (ROE)1                       21.2%              18.5%
     Dividends / Price of shares (cash yield)                       7.9%2              7.1%3

     1 - Net income for the last 12 months on net equity at the end of the period.
     2 - Dividends of 1st. quarter annualized on the preferred shares price on April 26, 2003.
     3 - Dividends paid in 2002 on the price of preferred shares on December 30, 2002.

     Metalurgica Gerdau S.A. and Gerdau S.A. changed their policy of dividends/interest on capital payment . As from 2003, payment will be quarterly instead of six-monthly.

     At the shareholders' meeting of April 30 proposals of the Administrative Council of Metalurgica Gerdau S.A. and Gerdau S.A. on the bonus of 100% and 30%, respectively, will be appreciated.

     Shareholders will also decide on the proposal of reverse split for every thousand shares into one new share. As a consequence, transactions will be carried out by unit and not by thousand shares, as done currently.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance

     PERFORMANCE IN THE QUARTER

     PRODUCTION AND SALES

     In March, Gerdau exceeded the production of one million tons of crude steel in one single month, a record number in its history. 21 years ago, the Group took one year to produce the same volume of crude steel.

     This performance reinforces the expansion track of Gerdau which, in 1982, operated five mills in the country and one in Uruguay. Currently, there are 22 mills distributed in Brazil, Canada, Chile, United States and Uruguay, besides an investment in one rolling steel mill in Argentina and one of plain steel in the United States.


     PRODUCTION                    1ST QUARTER     1ST QUARTER       VARIATION     4TH QUARTER       VARIATION
     (1,000 tons)                         2003            2002       1Q03/1Q02            2002       1Q03/4Q02
     CRUDE STEEL
     Brazil                            1,674.8         1,495.9           12.0%         1,691.0          (1.0%)
     North America                     1,195.4           662.6           80.4%         1,134.3            5.4%
     South America                        84.8            69.0           22.9%            96.9         (12.5%)
     TOTAL                             2,955.0         2,227.5           32.7%         2,922.2            1.1%

     ROLLING STEEL
     Brazil                              921.4           798.1           15.5%           995.7          (7.5%)
     North America                     1,122.4           611.7           83.5%         1,084.4            3.5%
     South America                        91.5            71.0           28.7%           105.3         (13.1%)
     TOTAL                             2,135.3         1,480.8           44.2%         2,185.4          (2.3%)

     The expansion of the installed capacity, from the merger of new productive units in North America in October 2002, was the main factor for the production of crude steel to reach 3.0 million tons in the first quarter of 2003, 32.7% higher than the same prior year period. The Brazilian units contributed with 56.7% for this volume, those from North America with 40.4% and South America with the remaining 2.9%.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance


     The production volume of rolling steel in the quarter reached 2.1 million tons, 44.2% above the production of the first quarter of 2002.


     SALES                                1ST.             1ST       VARIATION             4TH       VARIATION
     (1,000 tons)                      QUARTER         QUARTER       1Q03/1Q02         QUARTER       1Q03/4Q02
                                          2003            2002                            2002
     BRAZIL
     Domestic market                     853.5           875.6          (2.5%)           980.4         (12.9%)
     Export                              657.2           535.8           22.7%           580.0           13.3%
     TOTAL                             1,510.7         1,411.4            7.0%         1,560.4          (3.2%)

     FOREIGN
     North America                     1,269.5           624.8          103.2%         1,067.4           18.9%
     South America                       107.4            84.5           27.1%           105.4            1.9%
     TOTAL                             1,376.9           709.3           94.1%         1,172.8           17.4%

     TOTAL CONSOLIDATED                2,887.6         2,120.7           36.2%         2,733.2            5.6%

     The export increase and the good performance of physical sales abroad, together with the consolidation of new units in North America, were the main factors for the increase of 36.2% in consolidated sales in the first quarter of 2003 compared to the same prior year period. 2.9 million tons were sold in the period, of which 52.3% by the companies in Brazil, 44.0% by North America units and 3.7% by the companies in Chile, Argentina and Uruguay.

     RESULTS

     Net sales revenue increased 100.5% in the quarter in relation to the same 2002 period, totaling R$ 3.3 billion (R$ 1.7 billion in 2002). The factors that contributed most for this performance were:

     - increase of total sales by 36.2% mainly due to the export increase (+22,7%) and to the consolidation of new units in the United States; - greater revenues of foreign companies, when translated into reais, due to the devaluation of the Brazilian currency (R$ 3.3531 at the end of March 2003 against R$ 2.3236 at the end of March 2002); - good performance of Acominas, result of the best mix of products, and increase of prices in the international market; - readjustment of prices in the domestic market to partially offset the increase of costs of main raw materials.


     NET INCOME (R$ MILLIONS)      1ST QUARTER             1ST       VARIATION             4TH       VARIATION
                                          2003         QUARTER       1Q03/1Q02         QUARTER       1Q03/4Q02
                                                          2002                            2002
     Brazil                            1,717.0         1,090.6           57.4%         1,624.7            5.7%
     North America                     1,490.0           503.6          195.9%           819.2           81.9%
     South America                       119.8            64.7           85.2%           122.4          (2.1%)
     TOTAL                             3,326.8         1,658.9          100.5%         2,566.3           29.6%

     With the increase of 114.8% in cost of sales in the first quarter against 100.5% of net income, gross margin had a decrease in the period. In the quarter, this margin was 25.0% against 30.0% in the first quarter of 2002. The increase of pig iron scrap, main raw material used by Gerdau companies, was responsible for this decrease. Gross profit reached R$ 831.6 million in 2003 against R$ 497.5 million in 2002.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance

     The effort to reduce selling, general and administrative expenses has resulted in a decrease of these amounts in relation to net sales revenue. In the quarter, these expenses represented 8.4% of net income against 11.7% in the first quarter of 2002 and totaled R$ 280.4 million.

     Although operating expenses have decreased in relation to net income, the increase in cost of sales caused a decrease of EBITDA margin, which was 21.2% in the first quarter of 2003 against 24.8% in the same period of 2002. EBITDA for the quarter reached R$ 705.7 million, 71.2% higher than January to March 2002.


     EBITDA                        1ST  QUARTER   1ST QUARTER.       VARIATION4TH QUARTER 2002       VARIATION
     (R$ million)                          2003           2002       1Q03/1Q02                       1Q03/4Q02

     Brazil                               620.0          333.1           86.1%           540.0           14.8%
     North America                         47.3           60.4         (21.7%)            30.7           54.1%
     South America                         38.4           18.8          104.3%            27.7           38.6%
     TOTAL                                705.7          412.3           71.2%           598.4           17.9%

     Net financial expenses (R$ 109.5 million), deducted from the monetary variations of R$ 11.4 million plus exchange rate variations of R$ 19.0 million generated in the quarter, totaled R$ 117.1 million, 37.7% higher than the same prior year period. This increase is due to the increase of interest rates and to the debt position because of investments made in the period, such as the increase of interest in Acominas and the merger in North America.

     The valuation of the real against the U.S. dollar in the first quarter of this year generated a negative equity in the results of R$ 88.9 million on the investments abroad.

     Net income reached R$ 287.3 million in the first quarter of 2003, presenting a net margin of 8.6%. In the same period of 2002, net income had been R$ 125.3 million, with a net margin of 7.6%.


     NET INCOME                    1ST QUARTER    1ST QUARTER        VARIATION    4TH QUARTER        VARIATION
     (R$ million)                         2003           2002        1Q03/1Q02           2002        1Q03/4Q02

     Brazil                              287.4          113.2           153.9%          166.7            72.4%
     North America                      (22.4)           13.4         (267.2%)            3.9         (674.4%)
     South America                        22.3          (1.3)         1,815.4%           24.5           (9.0%)
     TOTAL                               287.3          125.3           129.2%          195.1            47.3%

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consolidated Performance

     INVESTMENTS

     From January to March 2003, Gerdau companies invested US$ 77.9 million in maintenance and technological upgrades in their industrial units.

     US$ 54.2 million were invested in the Brazilian companies, of which US$
     16.8 million in Gerdau S.A units., US$ 37.3 million in Acominas and US$
     147.0 thousand in other Brazilian companies.

     Gerdau foreign companies received investments of US$ 23.6 million, of which US$ 22.1 million in North America and US$ 1.5 million in South America .


     FINANCIAL DEBT

     At March 31, 2003, net debt was R$ 5.9 billion, 3.1% higher than at the end of 2002 (R$ 178.0 million), which is mainly due to the consolidation, in this quarter, of the 50% interest in the Gallatin Steel Co., of the United States of America.

     At the end of the quarter, the balance of available funds and financial investments totaled R$ 1.3 billion, of which 77.2% (R$ 1.0 billion) was indexed to U.S. dollar.


     INDEBTEDNESS                                                            3.31.2003              12.31.2002
     (R$ million)

     SHORT-TERM
     Local currency                                                              475.3                   480.7
     Foreign currency1                                                         1,852.4                 1,639.4
     Foreign companies                                                         2,242.0                 1,587.9
     TOTAL                                                                     4,569.7                 3,708.0

     LONG-TERM
     Local currency                                                            1,120.9                 1,096.1
     Foreign currency1                                                           812.9                   897.8
     Foreign companies                                                           755.9                 1,465.9
     TOTAL                                                                     2,689.7                 3,459.8

     GROSS DEBT                                                                7,259.4                 7,167.8
     Available funds and financial investments                                 1,344.3                 1,430.7

     NET DEBT                                                                  5,915.1                 5,737.1
     1 - 75% of foreign currency debt was protected by hedge transactions.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

08.01 - Comments on the Consoliated Performance

     The schedule of long-term debt payment, at March 31, was as follows:

                                       YEAR                   R$ MILLION
                                       2004                     473.8
                                       2005                     861.6
                                       2006                     324.5
                                       2007                     304.3
                                  2008 and after                725.5
                                      TOTAL                    2,689.7

     At the end of the quarter, the main indicators related to Gerdau debt were the following:


     INDICATORS                                                              3.31.2003              12.31.2002

     Net debt / total net capitalization                                         56.1%                   56.5%
     EBITDA / Financial expenses net (excluding exchange and                      6.0x                    5.7x
     monetary variations)
     Gross debt / EBITDA1                                                         3.0x                    3.4x
     Net debt / EBITDA1                                                           2.4x                    2.7x
     1 - EBITDA of the last 12 months.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------


09.01 - INVESTMENTS IN SUBSIDIARY AND/OR ASSOCIATED COMPANIES


1 -    2 - COMPANY NAME          3 - CNPJ        4 - CLASSIFICATION      5 - % OF INVESTEES     6 - % OF SHARE
ITEM                                                                     CAPITAL                HOLDERS' EQUITY OF
                                                                                                INVESTOR
7 - TYPE OF COMPANY              8 - NUMBER OF SHARES FOR THE QUARTER    9 - NUMBER  OF SHARES IN THE PRIOR
                                 (THOUSANDS)                             QUARTER (THOUSANDS)


  01   Gerdau Intern. Empreend.  87.040.598/0001-Closed Subsidiary                         99.83              92.84
       Ltda.
Commercial, industrial and other                                1,503,440                                 1,503,440

  03   Gerdau Participacoes Ltda.02.186.673/0001-Closed Subsidiary                         89.98              29.59
Commercial, industrial and other                                  379,941                                   379,941

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - Characteristics of Public or Private Issue of Debentures



1 - ITEM                                                                     01
2 - ORDER NUMBER                                                             03
3 - CVM REGISTRATION NUMBER                                          DCA-82/018
4 - CVM REGISTRATION DATE                                             7/29/1982
5 - ISSUED SERIES                                                             A
6 - TYPE OF ISSUANCE                                                     SIMPLE
7 - NATURE OF ISSUANCE                                                   PUBLIC
8 - DATE OF ISSUANCE                                                   6/1/1982
9 - MATURITY DATE                                                      6/1/2011
10 - TYPE OF DEBENTURE                                       WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                    CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                               354.82
14 - ISSUED AMOUNT (thousands of reais)                                   8,515
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                  24,000
16 - OUTSTANDING DEBENTURES (UNIT)                                       13,907
17 - TREASURY DEBENTURES (UNIT)                                          10,093
18 - REDEEMED DEBENTURES (UNIT)                                               0
19 - CONVERTED DEBENTURES (UNIT)                                              0
20 - DEBENTURES TO BE PLACED (UNIT)                                           0
21 - DATE OF THE LAST RENEGOTIATION                                   9/19/2002
22 - DATE OF THE NEXT EVENT                                            6/1/2011

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES


1 - ITEM                                                                     02
2 - ORDER NUMBER                                                             03
3 - CVM REGISTRATION NUMBER                                          DCA-82/019
4 - CVM REGISTRATION DATE                                             8/11/1982
5 - ISSUED SERIES                                                             B
6 - TYPE OF ISSUANCE                                                     SIMPLE
7 - NATURE OF ISSUANCE                                                   PUBLIC
8 - DATE OF ISSUANCE                                                   6/1/1982
9 - MATURITY DATE                                                      6/1/2011
10 - TYPE OF DEBENTURE                                       WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                    CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                               354.82
14 - ISSUED AMOUNT (thousands of reais)                                   8,515
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                  24,000
16 - OUTSTANDING DEBENTURES (UNIT)                                        4,273
17 - TREASURY DEBENTURES (UNIT)                                          19,727
18 - REDEEMED DEBENTURES (UNIT)                                               0
19 - CONVERTED DEBENTURES (UNIT)                                              0
20 - DEBENTURES TO BE PLACED (UNIT)                                           0
21 - DATE OF THE LAST RENEGOTIATION                                   9/19/2002
22 - DATE OF THE NEXT EVENT                                            6/1/2011

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                     03
2 - ORDER NUMBER                                                             04
3 - CVM REGISTRATION NUMBER                                          DCA-83/043
4 - CVM REGISTRATION DATE                                              8/8/1983
5 - ISSUED SERIES                                                             1
6 - TYPE OF ISSUANCE                                                     SIMPLE
7 - NATURE OF ISSUANCE                                                   PUBLIC
8 - DATE OF ISSUANCE                                                  5/31/1983
9 - MATURITY DATE                                                     2/28/2012
10 - TYPE OF DEBENTURE                                       WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                    CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                               354.82
14 - ISSUED AMOUNT (thousands of reais)                                  14,902
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                  42,000
16 - OUTSTANDING DEBENTURES (UNIT)                                            0
17 - TREASURY DEBENTURES (UNIT)                                          42,000
18 - REDEEMED DEBENTURES (UNIT)                                               0
19 - CONVERTED DEBENTURES (UNIT)                                              0
20 - DEBENTURES TO BE PLACED (UNIT)                                           0
21 - DATE OF THE LAST RENEGOTIATION                                   9/19/2002
22 - DATE OF THE NEXT EVENT                                           2/28/2012

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                     05
2 - ORDER NUMBER                                                              7
3 - CVM REGISTRATION NUMBER                                          DCA-82/024
4 - CVM REGISTRATION DATE                                             2/28/1982
5 - ISSUED SERIES                                                             1
6 - TYPE OF ISSUANCE                                                     SIMPLE
7 - NATURE OF ISSUANCE                                                   PUBLIC
8 - DATE OF ISSUANCE                                                   7/1/1982
9 - MATURITY DATE                                                      7/1/2012
10 - TYPE OF DEBENTURE                                       WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                    CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                               354.82
14 - ISSUED AMOUNT (thousands of reais)                                   8,089
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                  22,800
16 - OUTSTANDING DEBENTURES (UNIT)                                        8,383
17 - TREASURY DEBENTURES (UNIT)                                          14,417
18 - REDEEMED DEBENTURES (UNIT)                                               0
19 - CONVERTED DEBENTURES (UNIT)                                              0
20 - DEBENTURES TO BE PLACED (UNIT)                                           0
21 - DATE OF THE LAST RENEGOTIATION                                   9/19/2002
22 - DATE OF THE NEXT EVENT                                            7/1/2012

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                     06
2 - ORDER NUMBER                                                              8
3 - CVM REGISTRATION NUMBER                                          DCA-82/004
4 - CVM REGISTRATION DATE                                            12/23/1982
5 - ISSUED SERIES                                                             1
6 - TYPE OF ISSUANCE                                                     SIMPLE
7 - NATURE OF ISSUANCE                                                   PUBLIC
8 - DATE OF ISSUANCE                                                  11/1/1982
9 - MATURITY DATE                                                      5/2/2013
10 - TYPE OF DEBENTURE                                       WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                    CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                               354.82
14 - ISSUED AMOUNT (thousands of reais)                                  21,284
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                  59,988
16 - OUTSTANDING DEBENTURES (UNIT)                                       25,774
17 - TREASURY DEBENTURES (UNIT)                                          34,217
18 - REDEEMED DEBENTURES (UNIT)                                               0
19 - CONVERTED DEBENTURES (UNIT)                                              0
20 - DEBENTURES TO BE PLACED (UNIT)                                           0
21 - DATE OF THE LAST RENEGOTIATION                                   9/19/2002
22 - DATE OF THE NEXT EVENT                                            5/2/2013

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                      07
2 - ORDER NUMBER                                                               9
3 - CVM REGISTRATION NUMBER                                           DCA-83/044
4 - CVM REGISTRATION DATE                                               8/8/1983
5 - ISSUED SERIES                                                              1
6 - TYPE OF ISSUANCE                                                      SIMPLE
7 - NATURE OF ISSUANCE                                                    PUBLIC
8 - DATE OF ISSUANCE                                                    5/1/1983
9 - MATURITY DATE                                                       9/1/2014
10 - TYPE OF DEBENTURE                                        WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                     CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                                354.82
14 - ISSUED AMOUNT (thousands of reais)                                   14,859
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                   41,880
16 - OUTSTANDING DEBENTURES (UNIT)                                        11,892
17 - TREASURY DEBENTURES (UNIT)                                           29,988
18 - REDEEMED DEBENTURES (UNIT)                                                0
19 - CONVERTED DEBENTURES (UNIT)                                               0
20 - DEBENTURES TO BE PLACED (UNIT)                                            0
21 - DATE OF THE LAST RENEGOTIATION                                    9/19/2002
22 - DATE OF THE NEXT EVENT                                             9/1/2014

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                      08
2 - ORDER NUMBER                                                              10
3 - CVM REGISTRATION NUMBER                                           DEB-81/017
4 - CVM REGISTRATION DATE                                               5/7/1981
5 - ISSUED SERIES                                                              1
6 - TYPE OF ISSUANCE                                                      SIMPLE
7 - NATURE OF ISSUANCE                                                    PUBLIC
8 - DATE OF ISSUANCE                                                   2/27/1981
9 - MATURITY DATE                                                     11/30/2015
10 - TYPE OF DEBENTURE                                               SUBORDINATE
11 - CONDITION OF REMUNERATION IN EFFECT
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                              1,064.45
14 - ISSUED AMOUNT (thousands of reais)                                    6,865
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                    6,450
16 - OUTSTANDING DEBENTURES (UNIT)                                             0
17 - TREASURY DEBENTURES (UNIT)                                            6,450
18 - REDEEMED DEBENTURES (UNIT)                                                0
19 - CONVERTED DEBENTURES (UNIT)                                               0
20 - DEBENTURES TO BE PLACED (UNIT)                                            0
21 - DATE OF THE LAST RENEGOTIATION
22 - DATE OF THE NEXT EVENT                                           11/30/2015

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                      09
2 - ORDER NUMBER                                                              11
3 - CVM REGISTRATION NUMBER                                           DEB-90/041
4 - CVM REGISTRATION DATE                                               9/3/1990
5 - ISSUED SERIES                                                              A
6 - TYPE OF ISSUANCE                                                      SIMPLE
7 - NATURE OF ISSUANCE                                                    PUBLIC
8 - DATE OF ISSUANCE                                                    6/1/1990
9 - MATURITY DATE                                                       6/1/2020
10 - TYPE OF DEBENTURE                                        WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                     CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                              1,338.93
14 - ISSUED AMOUNT (thousands of reais)                                   34,473
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                   25,000
16 - OUTSTANDING DEBENTURES (UNIT)                                         2,920
17 - TREASURY DEBENTURES (UNIT)                                           22,080
18 - REDEEMED DEBENTURES (UNIT)                                                0
19 - CONVERTED DEBENTURES (UNIT)                                               0
20 - DEBENTURES TO BE PLACED (UNIT)                                            0
21 - DATE OF THE LAST RENEGOTIATION                                    9/19/2002
22 - DATE OF THE NEXT EVENT                                             6/1/2020

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                      10
2 - ORDER NUMBER                                                              11
3 - CVM REGISTRATION NUMBER                                           DEB-91/004
4 - CVM REGISTRATION DATE                                               1/8/1991
5 - ISSUED SERIES                                                              B
6 - TYPE OF ISSUANCE                                                      SIMPLE
7 - NATURE OF ISSUANCE                                                    PUBLIC
8 - DATE OF ISSUANCE                                                    6/1/1990
9 - MATURITY DATE                                                       6/1/2020
10 - TYPE OF DEBENTURE                                        WITHOUT PREFERENCE
11 - CONDITION OF REMUNERATION IN EFFECT                                     CDI
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                              1,338.93
14 - ISSUED AMOUNT (thousands of reais)                                   33,473
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                   25,000
16 - OUTSTANDING DEBENTURES (UNIT)                                         1,406
17 - TREASURY DEBENTURES (UNIT)                                           23,594
18 - REDEEMED DEBENTURES (UNIT)                                                0
19 - CONVERTED DEBENTURES (UNIT)                                               0
20 - DEBENTURES TO BE PLACED (UNIT)                                            0
21 - DATE OF THE LAST RENEGOTIATION                                    9/19/2002
22 - DATE OF THE NEXT EVENT                                             6/1/2020

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

10.01 - CHARACTERISTICS OF PUBLIC OR PRIVATE ISSUE OF DEBENTURES

1 - ITEM                                                                      11
2 - ORDER NUMBER                                                              13
3 - CVM REGISTRATION NUMBER                                 CVM/SRE/DEB/2002/016
4 - CVM REGISTRATION DATE                                              5/27/2002
5 - ISSUED SERIES                                                              1
6 - TYPE OF ISSUANCE                                                      SIMPLE
7 - NATURE OF ISSUANCE                                                    PUBLIC
8 - DATE OF ISSUANCE                                                   11/1/2001
9 - MATURITY DATE                                                      11/1/2008
10 - TYPE OF DEBENTURE                                              SUBORDINATED
11 - CONDITION OF REMUNERATION IN EFFECT                           CDI + 1% p.a.
12 - PREMIUM/DISCOUNT
13 - NOMINAL VALUE (reais)                                             10,948.58
14 - ISSUED AMOUNT (thousands of reais)                                  328,457
15 - NUMBER OF ISSUED DEBENTURES (UNIT)                                   30,000
16 - OUTSTANDING DEBENTURES (UNIT)                                        30,000
17 - TREASURY DEBENTURES (UNIT)                                                0
18 - REDEEMED DEBENTURES (UNIT)                                                0
19 - CONVERTED DEBENTURES (UNIT)                                               0
20 - DEBENTURES TO BE PLACED (UNIT)                                            0
21 - DATE OF THE LAST RENEGOTIATION
22 - DATE OF THE NEXT EVENT                                            11/1/2008

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

16.01 - OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT


In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing ownership interests involving all direct or indirect holdings that exceed 5% of voting capital, including individual holdings.


                                                                                    - POSITION AS OF MARCH 31, 2003
GERDAU S.A. - CNPJ NO. 33.611.500/0001-19
- CAPITAL: R$ 1,335,120,134.51
OWNERSHIP
                                                                         NUMBER OF SHARES
            SHAREHOLDER'S NAME                               COMMON                 PREFERRED                  TOTAL
                                                   NUMBER OF                NUMBER OF                  NUMBER OF
                                                    SHARES         %         SHARES         %           SHARES           %

METALURGICA GERDAU S/A                         32,995,481,401    83.34    18,197,604,558    24.42     51,193,085,959    44.86
STA. FELICIDADE COM. EXP. DE PRODS SID LTDA       936,949,502     2.37     2,999,759,664     4.02      3,936,709,166     3.45
OTHER CONTROLLING SHAREHOLDERS                  1,540,266,370     3.89        98,470,827     0.13      1,638,737,197     1.44
                                              ---------------   ------    --------------   ------    ---------------   ------
SUBTOTAL                                       35,472,697,273    89.60    21,295,835,049    28.57     56,768,532,322    49.75
OUTSTANDING SHARES                              4,118,244,510    10.40    53,231,693,731    71.43     57,349,938,241    50.25
TOTAL ISSUED                                   39,590,941,783   100.00    74,527,528,780   100.00    114,118,470,563   100.00


METALURGICA GERDAU S.A. - CNPJ NO. 92.690.783/0001-09
- CAPITAL: R$ 640,000,000.00
OWNERSHIP
                                                                         NUMBER OF SHARES
            SHAREHOLDER'S NAME                            COMMON                 PREFERRED                  TOTAL
                                                   NUMBER OF                NUMBER OF                   NUMBER OF
                                                    SHARES         %         SHARES         %            SHARES          %

INDAC - IND. ADM. E COM. S/A                    2,238,363,245    32.30                 -        -      2,238,363,245    10.77
GERDAU GROUP EMPREEND. LTDA                     1,772,317,070    25.57           814,234     0.01      1,773,131,304     8.53
GERSUL EMPREEND. IMOBS. LTDA                      965,121,748    13.93                 -        -        965,121,748     4.64
                                              ---------------   ------    --------------   ------    ---------------   ------
SUBTOTAL                                        4,975,802,063    71.80           814,234     0.01      4,976,616,297    23.95
 OTHER                                          1,954,930,677    28.20    13,860,651,246    99.99     15,815,581,923    76.05
TOTAL                                           6,930,732,740   100.00    13,861,465,480   100.00     20,792,198,220   100.00

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

16.01 - OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

STA FELICIDADE COM., IMPORT. E EXPORT DE PROD.
SIDERURGICOS LTDA - CNPJ NO. 78.566.288/0001-53
- CAPITAL: R$ 30,000,000.00
OWNERSHIP
                                                              TOTAL
               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %

METALURGICA GERDAU S/A                                     47,184,266    100.00
GRUPO GERDAU EMPREENDIMENTOS LTDA                                150
                                                        -------------   -------
                                                                           0.00
SUBTOTAL                                                   47,184,416    100.00
OTHER                                                                      0.00
TOTAL                                                      47,184,416    100.00


INDAC - INDUSTRIA, ADMINISTRACAO E COMERCIO S/A - CNPJ NO. 92.690.817/0001-57
- CAPITAL: R$ 199,596,393.21

OWNERSHIP
                                                                  NUMBER OF SHARES
        SHAREHOLDER'S NAME                    COMMON                 PREFERRED                  TOTAL
                                     NUMBER OF                NUMBER OF                NUMBER OF
                                      SHARES         %         SHARES         %         SHARES          %

CINDAC - EMPREEND. E PART. S/A       436,019,687   100.00     872,039,199   100.00   1,308,058,886     100.00
OTHER                                          -        -             175     0.00             175       0.00
TOTAL                                436,019,687   100.00     872,039,374   100.00   1,308,059,061     100.00


GRUPO GERDAU EMPREENDIMENTOS LTDA - CNPJ NO. 87.153.730/0001-00
- CAPITAL: R$ 30,238,616.00

OWNERSHIP
                                                                    TOTAL
               QUOTAHOLDER'S NAME                    NUMBER OF QUOTAS       %

INDAC - INDUSTRIA, ADMINISTRACAO E COMERCIO SA             26,557,324     87.83
OTHER                                                       3,681,292     12.17
TOTAL                                                      30,238,616    100.00

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

16.01 - OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

GERSUL EMPREENDIMENTOS IMOBILIARIOS LTDA - CNPJ NO. 89.558.555/0001-67
- CAPITAL: R$ 15,000,000.00

OWNERSHIP
                                                                 TOTAL
               QUOTAHOLDER'S NAME                     NUMBER OF QUOTAS       %

GRUPO GERDAU EMPREENDIMENTOS LTDA                           2,835,236     14.92
ACOTER PARTICIPACOES LTDA                                   7,135,148     37.56
INDAC - IND. ADM. E COMERCIO S/A                            4,423,742     23.28
                                                            ---------     -----
SUBTOTAL                                                   14,394,126     75.76
OTHER                                                       4,605,874     24.24
TOTAL                                                      19,000,000    100.00


ACOTER PARTICIPACOES S.A. - CNPJ NO. 02.290.525/0001-34
- CAPITAL: R$ 12,800,000.00

OWNERSHIP
                                                                 TOTAL
               QUOTAHOLDER'S NAME                     NUMBER OF QUOTAS       %

CINDAC - EMPREEND. E PARTICIPACOES S.A.                    10,609,500     82.89
GRUPO GERDAU EMPREENDIMENTOS LTDA.                          2,190,500     17.11
TOTAL                                                      12,800,000    100.00


CINDAC - EMPREENDIMENTOS E PARTICIPACOES S/A - CNPJ NO. 89.550.883/0001-17
- CAPITAL: R$ 41,660,000.00

OWNERSHIP
                                                                 NUMBER OF SHARES
        SHAREHOLDER'S NAME                   COMMON                 PREFERRED                  TOTAL
                                      NUMBER OF                NUMBER OF                NUMBER OF
                                        SHARES         %        SHARES         %         SHARES         %

Stichting GERDAU JOHANNPETER           202,154,204    100.00         -          -       202,154,204     100.00
TOTAL                                  202,154,204    100.00         -          -       202,154,204     100.00

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

16.01 - OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

STICHTING GERDAU JAHANNPETER
Dutch

               QUOTAHOLDER'S NAME                  NUMBER OF QUOTAS       %

GERMANO HUGO GERDAU JOHANNPETER                           Manager and     25.00
                                                          Beneficiary
KLAUS GERDAU JOHANNPETER                                  Manager and     25.00
                                                          Beneficiary
JORGE GERDAU JOHANNPETER                                  Manager and     25.00
                                                          Beneficiary
FREDERICO CARLOS GERDAU JOAHANNPETTER                     Manager and     25.00
                                                          Beneficiary
                                                                         100.00

In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing the number and characteristics of shares issued by the Company and which are directly or indirectly held by the Controlling Shareholders, Directors, Members of the Audit Committee, and Executive Directors.


                                                 - POSITION AS OF MARCH 31, 2003

GERDAU S.A. - CNPJ NO. 33.611.500/0001-19
- CAPITAL: R$ 1,335,120,134.51

OWNERSHIP
                                                                                    NUMBER OF SHARES
             SHAREHOLDER                          COMMON          %         PREFERRED        %          TOTAL             %

Controlling Shareholders                      35,472,697,273     89.60    21,295,835,049    28.57    56,768,532,322     49.75
Administrators
Administrative Council                                                         1,393,078     0.00         1,393,078      0.00
Executive Directors                                  421,660         -        33,339,962     0.04        33,761,622      0.03
Audit Committee                                                                8,766,402     0.01         8,766,402      0.01
Total                                         35,473,118,933     89.60    21,339,334,491    28.63    56,812,453,424     49.78
                                              --------------     -----    --------------    -----    --------------     -----

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

16.01 - OTHER INFORMATION THE COMPANY CONSIDERS RELEVANT

                                                 - POSITION AS OF MARCH 31, 2002

GERDAU S.A. - CNPJ NO. 33.611.500/0001-19
- CAPITAL: R$ 1,335,120,134.51


OWNERSHIP
                                                                                    NUMBER OF SHARES
             SHAREHOLDER                          COMMON          %         PREFERRED        %           TOTAL            %

Controlling Shareholders                       35,154,535,258    89.27    23,843,930,065    32.17     58,998,465,323    51.98
Administrators
Administrative Council                                315,000     0.00         3,189,124     0.00          3,504,124     0.00
Executive Directors                                   102,898     0.00        17,802,234     0.02         17,905,132     0.02
Audit Committee                                                                8,766,402     0.01          8,766,402     0.01
Total                                          35,154,953,156    89.27    23,873,687,825    32.21     59,028,640,981    52.01
                                               --------------    -----    --------------    -----     --------------    -----

In compliance with the Differentiated Practices for Corporate Governance Regulation (Level 1), we present below spreadsheets showing the number of outstanding shares and their percentage in relation to total shares issued.

                                                 - POSITION AS OF MARCH 31, 2003

GERDAU S.A. - CNPJ NO. 33.611.500/0001-19
- CAPITAL: R$ 1, 335,120,134.51

OWNERSHIP
                                                                       NUMBER OF SHARES
               SHAREHOLDER                                COMMON                    PREFERRED                    TOTAL
                                                NUMBER OF                   NUMBER OF                   NUMBER OF
                                                  SHARES          %           SHARES         %            SHARES         %

METALURGICA GERDAU S/A                         32,995,481,401    83.34    18,197,604,558    24.42     51,193,085,959    44.86
STA. FELICIDADE COM. EXP. DE PRODS SID            936,949,502     2.37     2,999,759,664     4.03      3,936,709,166     3.45
LTDA
OTHER CONTROLLING SHAREHOLDERS                  1,540,266,370     3.89        98,470,827     0.13      1,638,737,197     1.44
                                               --------------   ------    --------------   ------    ---------------   ------
SUBTOTAL                                       35,472,697,273    89.60    21,295,835,049    28.57     56,768,532,322    49.75
OUTSTANDING SHARES                              4,118,244,510    10.40    53,231,693,731    73.43     57,349,938,241    50.25
TOTAL ISSUED                                   39,590,941,783   100.00    74,527,528,780   100.00    114,118,470,563   100.00

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

17.01 - REPORT ON LIMITED REVIEW - UNQUALIFIED

      REPORT OF INDEPENDENT ACCOUNTANTS ON THE
      LIMITED REVIEW OF THE QUARTERLY INFORMATION


      April 25, 2003

      To the Board of Directors and Shareholders
      Gerdau S.A.


1 We have performed a limited review of the quarterly information (ITR) of Gerdau S.A. and of Gerdau S.A. and its subsidiary companies as of and for the quarter ended March 31, 2003. This quarterly information is the responsibility of the Company's management.

2 Our review was conducted in accordance with specific standards established by the Institute of Independent Auditors of Brazil (IBRACON) in conjunction with the Federal Accounting Council (CFC) and consisted primarily of: (a) inquiries of and discussions with management responsible for the accounting, financial and operating areas of the companies as to the main criteria adopted in the preparation of the quarterly information, and (b) review of the significant information and of the subsequent events which have or could have significant effects on the financial position and operations of the company.

3 Based on our limited review, we are not aware of any significant change that should be made to the quarterly information for it to be in accordance with accounting practices adopted in Brazil for the preparation of quarterly information and the standards established by the Brazilian Securities Commission (CVM).

4 Our review was conducted with the purpose of issuing a report on the Quarterly Information (ITR) referred to in the first paragraph, taken as a whole. The statement of cash flow is being presented to provide supplementary information on the Company; it is not required as an integral part of the Quarterly Information (ITR). The statement of cash flow was submitted to the review procedures described in the second paragraph and, based on our review, we are not aware of any significant change that should be made for it to be fairly presented, in all material respects, in relation to the Quarterly Information (ITR), taken as a whole.

5 The quarterly information (ITR) also presents accounting information for the year ended December 31, 2002. We examined this information on its preparation, in connection with the audit of the financial statements then ended. Our unqualified opinion on this information was issued on February 18, 2003.

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

6 The quarterly information (ITR) also presents accounting information for the quarter ended March 31, 2002, which was reviewed by other independent accountants, in connection with the limited review of the quarterly information. On unqualified report was issued by other independent accountants on April 15, 2002.



      PricewaterhouseCoopers
      Auditores Independentes
      CRC 2SP000160/O-5 "F" RS



      Carlos Alberto de Sousa
      Partner
      Contador CRC 1RJ056561/S-7 "S" RS

(A free translation of the original in Portuguese)                     UNAUDITED
FEDERAL GOVERNMENT SERVICE
BRAZILIAN SECURITIES COMMISSION (CVM)                      CORPORATE LEGISLATION
QUARTERLY INFORMATION - ITR                                            3/31/2003
COMMERCIAL, INDUSTRIAL AND OTHER COMPANIES



01.01  -  IDENTIFICATION

--------------------------------------------------------------------------------

1 - CVM CODE     2 - COMPANY NAME                     3 - CNPJ

00398-0          Gerdau S.A.                          33.611.500/0001-19
--------------------------------------------------------------------------------

                                    CONTENTS

   GROUP      EXHIBIT    DESCRIPTION                                                                     PAGE
     01          01     Identification                                                                     1
     01          02     Head office                                                                        1
     01          03     Investor relations officer (Company mail address)                                  1
     01          04     General information/Independent accountants                                        1
     01          05     Capital composition                                                                2
     01          06     Characteristics of the company                                                     2
     01          07     Companies excluded from the consolidated financial statements                      2
     01          08     Dividends APPROVED AND/OR PAID DURING AND after THE QUARTER                        2
     01          09     Subscribed capital and alterations DURING the current QUARTER                      3
     01          10     Investor relations officer                                                         3
     02          01     Balance sheet - assets                                                             4
     02          02     Balance sheet - liabilities and shareholders' equity                               5
     03          01     Statement of Income                                                                6
     04          01     Notes to the Quarterly Information                                                 7
     05          01     Comments on the Quarterly Performance                                             27
     06          01     Consolidated balance sheet - assets                                               29
     06          02     Consolidated balance sheet - liabilities and shareholders' equity                 30
     07          01     Consolidated statement of income                                                  31
     08          01     Comments on the CONSOLIDATED Performance                                          32
     09          01     Investments in subsidiary and/or associated companies                             38
     10          01     Characteristics of public or private debenture issues                             39
     16          01     Other information the company CONSIDERS relevant                                  49
     17          01     Report on LIMITED review                                                          54
                                                Gerdau Inter. Empreend. Ltda.
                                                 Gerdau Participacoes Ltda.                              /55